As filed with the Securities and Exchange Commission on July 15, 2016
1933 Act Registration File No. 333-62298
1940 Act File No. 811-10401

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	566	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	568	[X]

TRUST FOR PROFESSIONAL MANAGERS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
 (Registrant’s Telephone Number, including Area Code) (414) 287-3338

Adam W. Smith, Esq.
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:
Carol A. Gehl, Esq.
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
(414) 273-3500

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[X]	on September 30, 2016 pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note:  This Post-Effective Amendment No. 566 to the Registration Statement of Trust for Professional Managers is being filed to register Snow Capital Dividend Plus Fund as a new series of the Trust.

Subject to Completion, July 15, 2016

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective.  This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus

[…], 2016

Snow Capital Dividend Plus Fund
Class A Shares (Ticker Symbol: SDPAX)
Class I Shares (Ticker Symbol: SDPIX)

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.
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Snow Capital Dividend Plus Fund
A series of Trust for Professional Managers (the “Trust”)

TABLE OF CONTENTS

SUMMARY SECTION	1
SNOW CAPITAL DIVIDEND PLUS FUND	1
INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS	7
GENERAL INVESTMENT POLICIES OF THE FUND	7
PRINCIPAL RISKS OF INVESTING IN THE FUND	8
PORTFOLIO HOLDINGS INFORMATION	12
MANAGEMENT OF THE FUND	12
THE ADVISER	12
PORTFOLIO MANAGERS	13
SHAREHOLDER INFORMATION	13
CHOOSING A SHARE CLASS	13
SALES CHARGE REDUCTIONS AND WAIVERS	14
SHARE PRICE	17
HOW TO PURCHASE SHARES	18
HOW TO REDEEM SHARES	21
EXCHANGING OR CONVERTING SHARES	24
SHORT TERM TRADING AND REDEMPTION FEES	24
TOOLS TO COMBAT FREQUENT TRANSACTIONS	25
OTHER FUND POLICIES	26
DISTRIBUTION OF FUND SHARES	28
DISTRIBUTIONS AND TAXES	28
DISTRIBUTIONS	28
FEDERAL INCOME TAX CONSEQUENCES	29
FINANCIAL HIGHLIGHTS	30

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Summary Section

Snow Capital Dividend Plus Fund

Investment Objective.  The investment objective of the Snow Capital Dividend Plus Fund (the “Dividend Plus Fund” or the “Fund”) is long-term growth of capital and income.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Dividend Plus Fund.  You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and under “Shareholder Information – Choosing a Share Class – Sales Charge on Class A Shares” on page […] of the Prospectus and under “Sales Charges; Sales Charge Reductions and Waivers – Sales Charge on Class A Shares” on page […] of the Statement of Additional Information (the “SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or the net asset value at redemption of purchases of $1,000,000 or more that are redeemed within 12 months of purchase)	0.50%	None
Redemption Fee (as a percentage of amount redeemed on shares held 30 days or less)	0.50%	0.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses
Dividends on Securities Sold Short	[…]%	[…]%
Interest Expense	[…]%	[…]%
Acquired Fund Fees and Expenses	[…]%	[…]%
Total Annual Fund Operating Expenses	[…]%	[…]%
Less: Fee Waiver/Expense Reimbursement(1)	-[…]%	-[…]%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)	1.25%	1.00%
(1)
Pursuant to an operating expense limitation agreement between the Fund’s investment adviser, Snow Capital Management L.P. (the “Adviser”), and the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, taxes, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expenses or short positions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) for the Fund does not exceed 1.25% and 1.00% of the Fund’s average net assets, for Class A shares and Institutional Class shares, respectively, through at least […], 2019, and subject thereafter to annual re-approval of the agreement by the Trust’s Board of Trustees (the “Board of Trustees”).  The operating expense limitation agreement may be terminated only by, or with the consent of, the Board of Trustees.  The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursements will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver; or (2) the expense limitation in place at the time of the recoupment.

Example.  This Example is intended to help you compare the cost of investing in the Dividend Plus Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The operating expense limitation agreement discussed in the table above is reflected only through […], 2019.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	One Year	Three Years	Five Years	Ten Years
Class A	$[…]	$[…]	$[…]	$[…]
Institutional Class	$[…]	$[…]	$[…]	$[…]

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Predecessor Fund’s (as defined below) portfolio turnover rate was 66.54% of the average value of its portfolio.

Principal Investment Strategies.  The Fund’s principal investment strategy is to invest in a diversified portfolio of equities, bonds, preferred stock, and options.  Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities that pay a dividend and are within the market capitalization range of the Russell 1000® Value Index.  The Fund may invest in fixed income securities of varying duration, maturity and credit quality, including debt securities that have been rated below investment grade by a nationally recognized statistical ratings organization (“NRSRO”), commonly referred to as “junk bonds” or “high yield bonds”.  However, the Fund will not purchase debt securities rated as in default by an NRSRO.  With respect to its remaining assets, the Fund may invest in corporate bonds, sovereign bonds, convertible bonds, preferred stocks, or other securities or instruments whose prices are linked to the value of the underlying common stock of the issuer of the securities.  The Fund may have up to 25% of its net assets invested directly or indirectly in foreign equity securities, including investments in emerging markets.

Note on Duration.  Duration is a measure of a fixed income security’s price sensitivity to changes in interest rates.  Duration takes into account a security’s cash flows over time, including the possibility that a security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date.  In contrast, maturity measures only the time until final payment is due.  The duration of the Fund’s portfolio is expressed in years and measures the portfolio’s change in value in relation to changes in interest rates.  For example, if interest rates decline by 1%, the market value of a portfolio with a duration of three years would rise by approximately 3%.  Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 3%.  The Fund’s target duration with respect to each investment will vary from investment to investment and may change over time.

Principal Risks.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Dividend Plus Fund.  The principal risks of investing in the Fund are:

•
Management Risk.  The Fund relies on the Adviser’s ability to pursue the Fund’s investment objective, and may not meet its investment objective based on the Adviser’s success or failure to implement the Fund’s investment strategies.  The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	General Market Risk. The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally.
•
Options and Futures Risk.  Options and futures may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.  In addition, the value of an option or future may not correlate perfectly with the underlying securities index or overall securities market.

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•
Tax Risk.  Certain of the Fund’s investment strategies, including transactions in options and futures contracts, may subject the Fund to special tax rules, the effect of which may have adverse tax consequences for the Fund, which in turn may result in adverse tax consequences for the Fund’s shareholders.

•
Foreign Securities and Emerging Markets Risks.  Investing in foreign securities includes risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.  Countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.  In addition, income earned on foreign securities may be subject to foreign withholding taxes.

•
Credit Risk.  An issuer of debt securities may not make timely payments of principal and interest and may default entirely in its obligations.  A decrease in the issuer’s credit rating may lower the value of debt securities.

•
Debt Securities Risk.  Increases in interest rates typically lower the value of debt securities held by the Fund.  Investments in debt securities include credit risk.  There is also the risk that a bond issuer may “call,” or repay its high yielding bonds before their maturity dates.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

•
Management Style Risk.  The Fund intends to invest in value-oriented stocks (stocks that the Adviser believes are undervalued), and the Fund’s performance may at times be better or worse than that of similar funds with other focuses or that have a broader investment style.

•
Business and Sector Risk.  From time to time, a particular set of circumstances may affect a particular industry or certain companies within an industry, while having little or no impact on other industries or other companies within the industry.

•
Large-Cap Company Risk.  The Fund may invest in larger, more established companies, which may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansions.

•
Small- and Medium-Cap Company Risk. Investing in securities of small- and medium-cap companies may involve greater volatility than investing in larger and more established companies because small- and medium-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

•
Interest Rate Risk.  Increases in interest rates typically lower the present value of a company’s future earnings stream. Accordingly, stock prices will generally decline when investors anticipate or experience rising interest rates.

•	Issuer Risk. The value of an individual security or particular type of security can be more volatile and thus perform differently than the market as a whole.
•
Preferred Stock Risk.  Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company.  Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer.  Preferred stocks are subject to the risk that the dividend on the stock may be changed or discontinued by the issuer, and that participation in the growth of an issuer may be limited.  Preferred stocks are also subject to the risk that the issuer may “call in,” or redeem, the stock at a specific price after a certain date, as reflected in its prospectus.

•
Foreign Exchange Risk.  Investing in securities listed on non-U.S. exchanges involves a number of risks, including greater price volatility, fewer regulatory and accounting controls, higher brokerage costs and adverse tax consequences.

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•
Foreign Currency Risk.  The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the dollar. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Such controls may also affect the value of the Fund’s holdings.

•
U.S. Government and U.S. Agency Obligations Risk.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) who issue or guarantee certain securities where it is not obligated to do so.

•
Newer Fund Risk.  The Predecessor Fund was formed in 2013 and reorganized into the Fund in 2016.  Prior to 2013, the Adviser had not previously managed an investment company registered under the Investment Company Act of 1940 in the investment style of the Fund.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or grow to and maintain an economically viable Fund asset size.

Performance.  Pursuant to an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and 360 Funds, on behalf of the then-existing Snow Capital Dividend Plus Fund (the “Predecessor Fund”), on […], 2016, the Fund acquired all the assets and liabilities of the Predecessor Fund in exchange for shares of the Fund.  The performance information below reflects the performance of the Predecessor Fund for periods prior to […], 2016, and demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one year and since inception compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.snowfunds.com or by calling 877-SNOWFND (877-766-9363).

Institutional Class Shares(1)
Calendar Year Returns as of December 31,

(1)	The returns shown in the bar chart are for Institutional Class shares. The performance of Class A shares will differ due to differences in expenses.

The calendar year to date return for the Predecessor Fund’s Institutional Class shares as of June 30, 2016 was […]%.  During the period shown in the bar chart, the best performance for a quarter was […]% (for the quarter ended […]).  The worst performance was […]% (for the quarter ended […]).

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Average Annual Total Returns
For the Periods Ended December 31, 2015
	One Year	Since Inception (March 28, 2013)
Institutional Class Shares
Return Before Taxes	[…]	[…]
Return After Taxes on Distributions	[…]	[…]
Return After Taxes on Distributions and Sale of Fund Shares	[…]	[…]
Class A Shares
Return Before Taxes	[…]	[…]
Russell 1000® Value Total Return Index (reflects no deduction for fees, expenses or taxes)	[…]	[…]

After-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  “Return After Taxes on Distributions” shows the effect of taxable distributions (distributions of net investment income and net capital gain) but assumes that Fund shares are still held at the end of the period.

In certain cases, the figure representing “Return After Taxes and Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an annual tax deduction that benefits the investor.

The after-tax returns are shown only for Institutional Class shares.  The after-tax returns for Class A shares will vary.

Investment Adviser.  Snow Capital Management L.P. is the Fund’s investment adviser.

Portfolio Managers.  The Fund is managed by the following Portfolio Managers of the Adviser:

Name	Served with the Predecessor Fund Since	Title with the Adviser
Nathan Snyder	Inception	Senior Portfolio Manager and Principal
Simon Rosenberg	Inception	Portfolio Manager, Senior Analyst and Principal
Anne Wickland	2015	Portfolio Manager, Senior Analyst and Principal

Purchase and Sale of Fund Shares.  You may purchase, redeem or exchange shares by mail (Snow Capital Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), or by telephone at 877-SNOWFND (877-766-9363), on any day the New York Stock Exchange is open for trading.  Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment in Class A shares of the Fund is $2,500 for regular accounts and $1,000 for IRA accounts.  The minimum initial investment in Institutional Class shares of the Fund is $1,000,000.  There is no minimum investment amount for subsequent purchases.

Tax Information.  The Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

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Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.
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Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective.  The investment objective of the Dividend Plus Fund is long-term growth of capital and income.

Principal Investment Strategies.  To meet the investment objective of the Dividend Plus Fund, the Fund will invest in a diversified portfolio of equities, bonds, preferred stocks, and options.  Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities that pay a dividend and are within the market capitalization range of the Russell 1000® Value Index.  As of […], 2016, the market capitalization ranges of companies in the Russell 1000® Value Index was between $[…] billion and $[…] billion.  The Fund may invest in fixed income securities of varying duration, maturity and credit quality, including debt securities that have been rated below investment grade by a NRSRO, commonly referred to as “junk bonds” or “high yield bonds”.  However, the Fund will not purchase debt securities rated as in default by an NRSRO.  With respect to its remaining assets, the Fund may invest in corporate bonds, sovereign bonds, convertible bonds, preferred stocks, or other securities or instruments whose prices are linked to the value of common stock.  The Fund may have up to 25% of its net assets invested directly or indirectly in foreign equity securities, including investments in emerging markets.

The Adviser selects stocks for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to appreciate due to an event or series of events that lead to a market reappraisal.  The Fund’s portfolio typically consists of 40 to 70 investments that are weighted according to the Adviser’s risk and return expectations.  The Adviser’s disciplined investment process seeks to yield a portfolio that is amply diversified across a wide spectrum of economic classifications and sectors.  In general, the Adviser may sell a stock (i) when it reaches its target price, (ii) when the position grows too large, (iii) when the company’s financial position or outlook deteriorates, (iv) when an anticipated business catalyst for the investment does not materialize as expected, or (v) to make room in the Fund for a more attractive investment.

An important component of the Adviser’s investment process focuses on a company’s balance sheet and cash flow statement.  This analysis is centered on determining the margin of safety, or the degree of downside protection offered by a company’s assets and cash flows.  While the margin of safety does not eliminate short-term volatility, the Adviser believes that it protects invested capital and supports ongoing dividend paying capacity.

Yield instruments including bonds and preferred stocks will be selected based on their duration, yield, default risk, subordination, and other security-specific features.  The Adviser may purchase debt obligations of any duration or credit quality.

Options may also be used to generate income from premiums received in connection with written covered call options.  Generally, a written call option is covered if a fund owns the security or instrument associated with the call or has the right to acquire that security or instrument without additional cash consideration.

General Investment Policies of the Fund

Change in Investment Objective.  The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.  The Fund may not make any change to its investment policy of investing at least 80% of net assets (plus the amount of any borrowings for investment purposes) in investments suggested by the Fund’s name without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

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Temporary Strategies; Cash or Similar Investments.  For temporary defensive purposes, the Adviser may invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  Taking a temporary defensive position may result in the Fund not achieving its investment objective.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

General Information Regarding Investing in the Fund. An investment in the Fund should not be considered a complete investment program.  Your investment needs will depend largely on your financial resources and individual investment goals and objectives, and you should consult with your financial professional before making an investment in the Fund.

Additional Information.  To the extent the Fund makes investments regulated by the Commodities Futures Trading Commission, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The Fund is subject to the following risks:

General Market Risk.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry or sector of the economy or the market as a whole.  U.S. and international markets have experienced significant volatility in recent years.  The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  Concerns have spread to domestic and international equity markets.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  As a result of this significant volatility, many of the following risks associated with an investment in the Fund may be increased.  Continuing market problems may have adverse effects on the Fund.

Foreign Securities Risk.  To the extent that the Fund invests in securities of foreign companies, including American depositary receipts (“ADRs”) and European depositary receipts (“EDRs”), your investment in the Fund is subject to foreign securities risk.  These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.  Income earned on foreign securities may be subject to foreign withholding taxes.  In addition, securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.

Emerging Markets Risk.  In addition to developed markets, the Fund may invest in securities of foreign companies located in emerging markets, which are markets of countries in the initial stages of industrialization and that generally have low per capita income.  In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

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Management Risk.  The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund.  Your investment in the Fund varies with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Business and Sector Risk.  From time to time, a particular set of circumstances may affect a particular industry or certain companies within an industry, while having little or no impact on other industries or other companies within the industry.  For instance, economic or market factors; regulation or deregulation; and technological or other developments may negatively impact all companies in a particular industry.  To the extent the Fund invests heavily in a particular industry that experiences such a negative impact, the Fund’s portfolio will be adversely affected.

Large-Cap Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk.  Generally, mid-cap companies may have more potential for growth than large-cap companies.  Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies, and the risks are passed on to the Fund.  Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies; therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Fund wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Small-Cap Company Risk.  Generally, small-cap and less seasoned companies have more potential for rapid growth.  They also often involve greater risk than large- or mid-cap companies, and these risks are passed on to the Fund.  These smaller-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies, making them less liquid than other securities.  Small-cap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Fund wants to sell a large quantity of a smaller-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Given these risks, an investment in the Fund may be more suitable for long-term investors who are willing to bear the risk of these fluctuations.

Interest Rate Risk. Increases in interest rates typically lower the present value of a company’s future earnings stream.  Accordingly, stock prices will generally decline when investors anticipate or experience rising interest rates.

Issuer Risk.  The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

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Foreign Exchange Risk.  Investing in securities listed on non-U.S. exchanges involves a number of potential risks to which the Fund will be subject, including greater price volatility; less supervision and regulation than U.S. securities exchanges, brokers, and issuers; higher brokerage costs; adverse tax consequences; and settlement delays.  Accounting and disclosure standards also differ from country to country, which may make obtaining reliable research more difficult.

Foreign Currency Risk.  The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the dollar.  Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.”  Such controls may also affect the value of the Fund’s holdings.  Currencies of emerging markets countries are subject to significantly greater risks than currencies of developed countries, which may have an adverse effect on the value of securities of foreign companies traded on U.S. or foreign exchanges. For example, many emerging markets countries have experienced steady declines or sudden devaluations or increases of their currencies relative to the U.S. dollar, which may have adverse effects on companies’ cash flows, asset values and profits or losses, and may have adverse effects on the value of the Fund’s assets denominated in foreign currencies.  Some emerging markets currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies.  Some governments have responded to such market fluctuation by restricting currency conversions, foreign investments or the repatriation of foreign investments.  Future restrictive exchange controls could prevent or restrict the ability of an issuer in such market to make dividend or interest payments in the original currency of the obligation.

Debt Securities Risk.  Increases in interest rates typically lower the value of debt securities held by the Fund.  Investments in debt securities include credit risk.  There is also the risk that a bond issuer may “call,” or repay its high yielding bonds before their maturity dates.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

Newer Fund Risk.  The Fund was formed in 2013, and the Adviser had not previously managed an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) in the investment style of the Fund.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or grow to and maintain an economically viable Fund asset size.

Preferred Stock Risk.  The Fund may invest in preferred stock.  A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it can be changed or discontinued by the issuer.

Exchange-Traded Funds Risk

o
Limits of investing in ETFs.  The Fund’s investment strategy involves, among other things, investing in other investment companies, such as ETFs and other investment companies that track broad market indices or specific industries or sectors.  Under the 1940 Act, the Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund (generally permitting the Fund and its affiliates to hold up to 25% of the ETF’s total outstanding stock); and (ii) the ETF and the Fund enter into an agreement to comply with any conditions in such order (an “ETF Agreement”).  Accordingly, the 25% limitation (or, in cases where the Fund has not entered into an ETF Agreement, the 3% limitation) may prevent the Fund from allocating its investments in the manner the Adviser considers optimal.

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o
Indirect costs of fund investments in ETFs.  To the extent the Fund invests in ETFs or other investment companies, your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares.  By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.  Furthermore, these types of investments by the Fund could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

o
Risks related to ETF NAV and market price.  The market value of an ETF’s shares may differ from its net asset value (“NAV”).  This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities.  Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

U.S. Government and U.S. Agency Obligations Risk.  The Fund may invest in various types of U.S. Government obligations.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Options and Futures Risk. Options transactions may be effected on securities exchanges or in the over-the-counter market.  When options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.  The Fund will cover the financial exposure of entering into options or futures contracts by either purchasing or selling offsetting options or futures contracts or designating liquid assets to cover such financial exposure.  Under the supervision of the Board of Trustees, the Fund will determine whether investments in options and futures contracts are illiquid.  The Fund is restricted to investing no more than 15% of its total assets in securities that are illiquid or not readily marketable.

Management Style Risk.  The Fund intends to invest in value-oriented stocks (stocks that the Adviser believes are undervalued), and the Fund’s performance may at times be better or worse than that of similar funds with other focuses or that have a broader investment style.  The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process, and there is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

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Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.  Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Form N-Q.  The annual and semi-annual reports to shareholders are available by contacting Snow Capital Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or calling 877-SNOWFND (877-766-9363) or at www.snowfunds.com.  The Form N-Q is available on the SEC’s website at www.sec.gov.

Management of the Fund

The Adviser
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser, Snow Capital Management L.P., 2000 Georgetowne Drive, Suite 200, Sewickley, PA 15143, under which the Adviser manages the Fund’s investments and business affairs subject to the supervision of the Board of Trustees.  The Adviser was founded in 1980 as R.A.S. Capital Mangagement (“R.A.S.”), focusing on private wealth management.  As of […], 2016, the Adviser managed approximately $[…] billion in assets

[For the fiscal year ended February 29, 2016, the Adviser waived its fees on the Predecessor Fund entirely.]

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Fund in accordance with its investment objectives and policies, making decisions with respect to, and also orders for, all purchases and sales of portfolio securities.  The Adviser also maintains related records for the Fund.

Fund Expenses
The Fund is responsible for its own operating expenses.  Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses to ensure that the Fund’s total amount of Fund operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expenses or short positions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) does not exceed the limits stated in this Prospectus.  Any waiver of advisory fees or payment of expenses made by the Adviser may be reimbursed by the Fund in subsequent years if the Adviser so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses at the time of reimbursement.  The Adviser is permitted to be reimbursed for management fee waivers and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses.  In addition, any such reimbursement from the Fund to the Adviser will be subject to the applicable limitation on Fund expenses, if such reimbursements will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver; or (2) the expense limitation in place at the time of the recoupment.  This operating expense limitation agreement is in effect through at least […], 2019, and may be terminated only by, or with the consent of, the Board of Trustees.

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A discussion regarding the basis of the Board of Trustees’ approval of the investment advisory agreement with the Adviser will be included in the Fund’s next annual or semi-annual report to shareholders.

The Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust that has commenced operations with the exception of the Snow Capital Small Cap Value Fund, the Snow Capital Opportunity Fund, the Snow Capital Focused Value Fund, the Snow Capital Hedged Equity Fund, the Snow Capital Inflation Advantaged Equities Fund and the Snow Capital Mid Cap Value Fund.

Portfolio Managers
The Fund is managed by a team of portfolio managers (each, a “Portfolio Manager”), each of whom shares equal responsibility in managing the Fund and making decisions regarding the Fund’s investments.  The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

Nathan T. Snyder, CFA, joined the Adviser in 2005. Prior to joining the Adviser, Mr. Snyder worked as Director of Equity Investments at Parker / Hunter Asset Management from July 2002 to August 2005, where he managed a number of different products.  Mr. Snyder is a graduate of Harvard University and the Carnegie Mellon Tepper School of Business.  He is also a member of the Pittsburgh Society of Financial Analysts and the CFA Institute.

Simon C. Rosenberg, CFA and CPA, joined the Adviser in 2007 as a Senior Analyst. Prior to joining the firm, Mr. Rosenberg held positions as Controller for Rose Printing Company and as an Assurance Associate at KPMG LLP.  He is a graduate of Florida State University and received his MBA from the Carnegie Mellon Tepper School of Business.  Mr. Rosenberg is a member of the CFA Institute.

Anne S. Wickland, CFA, joined the Adviser in 2006 as a Senior Analyst. Prior to joining the firm, she worked at Prudential Equity Group, Credit Suisse and J.P. Morgan where she was responsible for research coverage in the specialty retail, household and personal care sectors.  She is a graduate of Davidson College and received her MBA from the NYU Stern School of Business.  Ms. Wickland is a member of the CFA Institute.

CFA® and Chartered Financial Analyst® are registered tradmarks owned by the CFA Institute.

Shareholder Information

Choosing a Share Class
The Fund offers Class A shares and Institutional Class shares in this Prospectus.  Each of the Class A shares and Institutional Class shares has its own sales charge (“load”) and expense structure.

Institutional Class shares may be purchased without the imposition of any sales charges.  Institutional Class shares are offered primarily to institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.  Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customer’s investments in the Fund.  Pension and profit sharing plans, employee trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for the Fund and do not require the Fund or the Adviser to pay a fee greater than 0.25% generally may purchase Institutional Class shares, subject to investment minimums.  You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

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Sales Charge on Class A Shares.  If you purchase Class A shares of the Fund you will pay an initial sales charge of 5.25% when you invest, unless you qualify for a reduction or waiver of the sales charge.  The Class A sales charge for the Fund is calculated as follows(1):

When you invest this amount	Sales Charge as a Percentage of Offering Price(2)	Sales Charge as a Percentage of Net Amount Invested(3)	Dealer Reallowance
$0-$24,999.99(4)	5.25%	5.54%	4.75%
$25,000-$49,999.99	5.00%	5.26%	4.50%
$50,000-$99,999.99	4.50%	4.71%	4.00%
$100,000-$249,999.99	3.50%	3.63%	3.00%
$250,000-$499,999.99	2.50%	2.56%	2.00%
$500,000-$749,999.99	2.00%	2.04%	1.50%
$750,000-$999,999.99	1.50%	1.52%	1.00%
$1,000,000 or more	0.00%(5)	0.00%	0.50%(6)
(1)	Class A shares are offered and sold at the next offering price, which is the sum of the NAV per share and the sales charge indicated above. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was downward or upward rounding.
(2)	The underwriter concession will be paid to the Fund’s distributor, Quasar Distributors, LLC, (the “Distributor”).
(3)	Rounded to the nearest one-hundreth percent.
(4)	The minimum initial investment for Class A shares of the Fund is $2,500 for non-IRA accounts, and $1,000 for IRA accounts.
(5)	A 0.50% CDSC is imposed on shares purchased at the $1,000,000 breakpoint that are redeemed within 12 months of purchase.
(6)	A finder’s fee of 0.50% may be paid directly or indirectly by the Adviser to the dealer on investments of $1,000,000 or more.

Additional information concerning sales load breakpoints is available in the SAI.

Sales Charge Reductions and Waivers

Rights of Accumulation.  You may combine your current purchase of Class A shares with other existing Class A and Class C shares offered in another Snow Capital Funds prospectus, currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases.  The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other Class A and Class C shares offered in another Snow Capital Funds prospectus, you own at the financial intermediary at which you are making the current purchase.  You may not aggregate shares held at different financial intermediaries.  If the current purchase is made directly through U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent (the “Transfer Agent”), only those shares held directly at the Transfer Agent may apply toward the right of accumulation.  You may aggregate shares that you own and that are currently owned by family members including spouses, minor children or parents residing at the same address.  Shares held in the name of a nominee or custodian under pension, profit sharing or employee benefit plans may not be combined with other shares to qualify for the right of accumulation.  You must notify the Transfer Agent or your financial intermediary at the time of purchase in order for the right of accumulation to apply.  The Fund is not liable for any difference in purchase price if you fail to notify the Transfer Agent of your intent to exercise your right of accumulation and the Fund reserves the right to modify or terminate this right at any time.

Reinstatement Privilege.  If you redeem Class A shares, and within 60 days purchase and register new Class A shares, you will not pay a sales charge on the new purchase amount.  The amount eligible for this privilege may not exceed the amount of your redemption proceeds.  To exercise this privilege, contact your financial intermediary.

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Letter of Intent.  By signing a Letter of Intent (“LOI”) you can reduce your sales charge on Class A shares.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of Class A shares.  Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of distributions do not apply toward fulfillment of the LOI.  Shares equal to 5.25% of the amount of the LOI will be held in escrow during the 13-month period.  If at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.

Investments of $1,000,000 or More.  There is no initial sales charge on a lump sum Class A share purchase of $1,000,000 or more, or on any purchase into a Class A account with an accumulated value of $1,000,000 or more.  However, if you have taken advantage of this waiver and redeem your shares within 12 months of purchase, there is a CDSC of 0.50% imposed on such redeemed shares.  However, the CDSC will not apply if you are otherwise entitled to a waiver of the initial sales charge as listed in “Initial Sales Charge Waivers,” below.  Also, the CDSC will not apply if you are entitled to a waiver as listed in “Contingent Deferred Sales Charge Waivers,” below.  Additionally, all redemptions of Class A shares made within 30 days of purchase are subject to a 0.50% redemption fee.

Initial Sales Charge Waivers.  The Adviser may waive sales charges for Class A shares under certain circumstances for some investors or for certain payments.  You will not have to pay a sales charge on purchases of Class A shares if you are any of the following persons:

•	any affiliate of the Adviser or any of its or the Fund’s officers, directors, employees or retirees;
•	registered representatives of any broker-dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;
•
members of the immediate families of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);

•	fee-based registered investment advisers, financial planners, bank trust departments or registered broker-dealers who are purchasing shares on behalf of their customers;
•
retirement (not including IRA accounts) and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Code and “rabbi trusts”), for which an affiliate of the Adviser acts as trustee or administrator;

•	401(k), 403(b) and 457 plans, and profit sharing and pension plans that invest $1 million or more or have more than 100 participants;
•	current shareholders whose aggregate value of their Class A accounts exceed $1,000,000; or
•	an individual on certain accounts under investment programs managed by the Adviser.

Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary.  Please consult your investment professional or financial institution for further information.

To receive a reduction in your Class A sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction.  You may be asked by your financial adviser or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family in order to verify your eligibility for a reduced sales charge.  Your investment professional or financial institution must notify the Fund if your share purchase is eligible for the sales load waiver.  Initial sales charges will not be applied to shares purchased by reinvesting distributions.

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If you would like information about sales charge waivers, call your financial representative or contact the Fund at 877-SNOWFND (877-766-9363).  Information about the Fund’s sales charges is available free of charge on the Fund’s website at www.snowfunds.com.

Contingent Deferred Sales Charge Waivers:  For Class A shares, a CDSC of 0.50% is imposed on shares purchased at the $1,000,000 breakpoint (as described in “Choosing a Share Class - Sales Charge on Class A Shares,” above) that are redeemed within 12 months of purchase.  In the case of a partial redemption, the first shares redeemed are any reinvested shares.  After that, shares are always redeemed on a “first in first out” (“FIFO”) basis.  If the first shares redeemed have been held for longer than 12 months from the date of purchase, then no sales charge is imposed on the redemption.  The sales charge is imposed on eligible shares using the current NAV or initial purchase price, whichever is lower.  These deferred sales charges may only be waived under the following circumstances:

•	death of the shareholder;
•	divorce, where there exists a court decree that requires redemption of the shares;
•	return of IRA excess contributions;
•	shares redeemed by a Fund due to low balance or other reasons;
•	shares redeemed in accordance with the Fund’s Systematic Withdrawal Plan (“SWP”); or
•	other circumstances under the Adviser’s discretion.

If you would like information about contingent deferred sales charge waivers, call your financial representative or contact the Fund at 877-SNOWFND (877-766-9363).  Information about the Fund’s contingent deferred sales charges is available free of charge on the Fund’s website at www.snowfunds.com.

Institutional Class shares.  Institutional Class shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund.  Institutional Class shares are available for investment only to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund.  These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plan or wrap products offered by broker-dealers and financial institutions.  Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution.

Distribution and Shareholder Servicing (Rule 12b-1) Plan.  The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act.  Under the Plan, the Fund is authorized to pay the Distributor, or other such entities as approved by the Board of Trustees, Rule 12b-1 distribution fees for the sale and distribution of its shares and services provided to shareholders.  The maximum amount of the Rule 12b-1 fee authorized is 0.25% of the Fund’s average daily net assets attributable to Class A shares, annually.  Institutional Class shares of the Fund are not subject to Rule 12b-1 Fees.  The Distributor may pay any or all amounts received under the Plan to other persons, including the Adviser, for any distribution or service activity.  Because these fees are paid out of the Fund’s assets attributable to Class A shares on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

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Share Price
The price of the Fund’s shares is its NAV, plus any applicable sales charges.  The NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding.  In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available.  The NAV is calculated at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time).  The NAV will not be calculated on days on which the NYSE is closed for trading.

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes.  If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.  Option contracts on securities, currencies and other financial instruments traded in the Over-the-Counter (“OTC”) market with less than 180 days remaining until their expiration shall be valued at the evaluated price provided by the broker-dealer with which the option was traded. Option contracts on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until their expiration shall be valued at the prices provided by a recognized independent broker-dealer.

Debt securities including short-term debt securities and money market instruments having a maturity of 60 days or less are valued at the mean in accordance with prices supplied by an approved independent pricing service.  Where the price of a debt security is not available from an independent pricing service, the most recent quotation from one or more broker-dealers known to follow the issue will be obtained.  Quotations will be valued at the mean between the bid and the offer.  When the Fund buys a when-issued, new issue or delayed delivery debt security and the security is not yet being traded or priced by an approved independent pricing service, the security will be valued at cost.  Thereafter, the security will be valued at its market value or its fair value if the security has not commenced trading or is not priced by an approved independent pricing service for more than five days.  Forward currency contracts are valued at the mean between the bid and asked prices.

Where a security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded.  Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day.

If market quotations are not readily available, any security or other asset will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that the security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund’s shares are accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through its application by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or is realized upon sale.  Therefore, if a shareholder purchases or redeems Fund shares when it holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

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In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.  The Adviser anticipates that each Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.  In the event the Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

How to Purchase Shares
All purchase requests received in good order by the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), or by an authorized financial intermediary (an “Authorized Intermediary,” as defined below) before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share per share plus any applicable sales charge.  Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share plus any applicable sales charge.  An Authorized Intermediary is a financial intermediary (or its authorized designee) that has made arrangements with the Fund to receive purchase and redemption orders on their behalf.  For additional information about purchasing shares through financial intermediaries, please see “Purchasing Shares Through a Financial Intermediary,” below.

All account applications (each an “Account Application”) to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted.  It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.  The Fund reserves the right to reject any Account Application.  Your order will not be accepted until a completed Account Application is received by the Fund or the Transfer Agent.

The Fund reserves the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so.  For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund.  Purchases may also be rejected from persons believed to be “market-timers,” as described under “Tools to Combat Frequent Transactions,” below.  In addition, a service fee, which is currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear.  The Fund and the Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.  Your order will not be accepted until a completed Account Application is received by the Fund or the Transfer Agent.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Minimum Investment Amounts

Minimum Initial Investment – Class A
Non-IRA Accounts	$2,500
IRA & Other Tax-Deferred Accounts	$1,000
Minimum Initial Investment – Institutional Class Shares
Non-IRA Accounts	$1,000,000
IRA & Other Tax-Deferred Accounts	$1,000,000

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Subsequent Investments
Non-IRA Accounts	N/A
IRA & Other Tax-Deferred Accounts	N/A

The Fund reserves the right to waive the minimum initial investment amount at its discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.  The Fund may waive the minimum initial investment as follows:

•	shares transferred from existing accounts if the registration or beneficial owner of the account remains the same;
•	employees, and families of employees, of the Adviser and its affiliates;
•	employee benefit plans sponsored by the Adviser;
•	certain wrap programs offered by financial intermediaries;
•	trustees of the Fund;
•	institutional clients of the Adviser;
•	defined contribution plans that the Adviser believes will reach $1 million within one year; and
•	certain other separately managed account clients at the Adviser’s discretion.

Purchase Requests Must be Received in Good Order

Your share price will be the next NAV per share, per share plus any applicable sales charge calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order.  For purchases made through the Transfer Agent, “good order” means that your purchase request includes:

•	the name of the Fund;
•	the dollar amount of shares to be purchased;
•	your account application or investment stub; and
•	a check payable to “Snow Funds.”

For information about your financial intermediary’s requirements for purchases in good order, please contact your financial intermediary.

Purchase by Mail.  To purchase the Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to “Snow Capital Funds,” to:

Regular Mail
Snow Capital Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight or Express Mail
Snow Capital Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent's offices.  All purchase checks must be in U.S. dollars drawn on a domestic financial institution.  The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks or any conditional order or payment.

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Purchase by Wire.  If you are making your first investment in the Fund, before you wire funds the Transfer Agent must have a completed Account Application.  You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your bank to send the wire.  Prior to sending the wire, please call the Transfer Agent at 877-677-9414 to advise them of the wire and to ensure proper credit upon receipt.  Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied.  Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Snow Capital Funds (Name of the Fund you are investing in) (Shareholder Name/Account Registration) (Shareholder Account Number)

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  The Fund and U.S. Bank, N.A., the Fund’s custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone.  If you have accepted telephone options on the Account Application, and your account has been open for 15 days, you may purchase additional shares by calling the Fund toll free at 877-SNOWFND (877-766-9363).  This option allows investors to move money from their bank account to their Fund account upon request.  Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed.

Automatic Investment Plan (Class A shares only).  For your convenience, the Fund offers an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100 on a monthly basis.  In order to participate in the AIP, your bank must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request.  A $25 fee will be charged if your bank does not honor the AIP draft for any reason.

Purchasing Shares Through a Financial Intermediary.  Investors may be charged a fee if they effect transactions through a financial intermediary.  If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary.  Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales.  Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund toll free at 877-SNOWFND (877-766-9363), or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

If you place an order for the Fund’s shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and such financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the next calculated NAV, plus any applicable sales charge, after the Transfer Agent receives your order.  The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures.  If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.

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In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the NAV  (including any applicable sales charge) next calculated after receipt by the Authorized Intermediary (or its authorized designee), consistent with applicable laws and regulations.  An order is deemed to be received when the Fund or an Authorized Intermediary accepts the order.  Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Fund.

Financial intermediaries, including Authorized Intermediaries, may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund.  Purchase requests submitted to an Authorized Intermediary after the Authorized Intermediary’s imposed cut-off time may not be received by the Fund prior to the Fund’s cut-off time at the close of regular trading (generally 4:00 p.m., Eastern time) on that day.  Such purchase requests will be processed at the NAV calculated at the close of regular trading on the next day that the NYSE is open for business.  For more information about your financial intermediary’s rules and procedures, whether your financial intermediary is an Authorized Intermediary, and whether your financial intermediary imposes cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund, you should contact your financial intermediary directly.

Anti-Money Laundering Program.  Please note that the Fund has established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts will require additional documentation.

If any information listed above is missing, your Account Application will be returned and your account will not be opened.  In compliance with the USA PATRIOT Act, the Transfer Agent will verify the information on your application.  The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 877-SNOWFND (877-766-9363).

How to Redeem Shares
Orders to sell or “redeem” shares may be placed directly with the Fund or through a financial intermediary.  If you originally purchased your shares through a financial intermediary, including an Authorized Intermediary, your redemption order must be placed with the same financial intermediary in accordance with the procedures established by that financial intermediary.  Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  You may redeem Fund shares on any business day that the Fund calculates its NAV.  To redeem shares directly with the Fund, you must contact the Fund either by mail or by telephone to place a redemption order.  Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or by your Authorized Intermediary.  Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE will be treated as though received on the next business day.

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Shareholders who hold their shares through an IRA or other retirement account must indicate on their written redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  Shares held through IRA accounts may not be redeemed by telephone.

Payment of Redemption Proceeds.  You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order, less any applicable redemption charges.  Your redemption request cannot be processed on days the NYSE is closed.  Redemption proceeds with respect to all requests received by the Transfer Agent or your Authorized Intermediary in good order before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent on the next business day.

A redemption request made through the Transfer Agent will be deemed in “good order” if it includes:

•	the shareholder’s name;
•	the name of the Fund you are invested in;
•	the account number;
•	the share or dollar amount to be redeemed; and
•	signatures by all shareholders on the account and signature guarantee(s), if applicable.

For information about your financial intermediary’s requirements for redemption requests in good order, please contact your financial intermediary.

You may have the proceeds (less any applicable service charges) sent by check to the address of record, wired to your pre-established bank account or sent by electronic funds transfer through the ACH network using the bank instructions previously established for your account.  Redemption proceeds will typically be sent on the business day following your redemption.  Wires are subject to a $15 service fee.  There is no charge to have proceeds sent via ACH, however, funds are typically credited to your bank within two to three days after redemption.  In all cases, proceeds will be processed within seven calendar days after the Fund receives your redemption request.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to twelve calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders.  Your ability to redeem shares by telephone may be delayed or restricted after you change your address.  You may change your address at any time by telephone or written request, addressed to the Transfer Agent.  Confirmation of an address change will be sent to both your old and new address.

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The Fund is not responsible for interest lost on redemption amounts due to lost or misdirected mail.

Signature Guarantees.  The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee ensures that your signature is genuine and protects you from unauthorized account redemptions.  Signature guarantees can be obtained from banks and securities dealers, but not from a notary public.  A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•	if ownership is being changed on your account;
•	when redemption proceeds are payable or sent to any person, address or bank account not on record;
•	if a change of address request was received by the Transfer Agent within the last 15 calendar days; and
•	for all redemptions in excess of $50,000 from any shareholder account.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Verification Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail.  You can execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV.  Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail
Snow Capital Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight or Express Mail
Snow Capital Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.  Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Telephone Redemption.  If you have accepted telephone/internet transaction privileges on your Account Application, you may redeem shares, up to $50,000, by instructing the Fund by telephone at 877-SNOWFND (877-766-9363).  Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 15 calendar days before the redemption request.  If you hold your shares through an IRA, you may not redeem shares by telephone.

Wire Redemption.  Wire transfers may be arranged to send redemption proceeds.  The Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share specific trades.

Systematic Withdrawal Plan.  The Fund offers a SWP whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually.  Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start the SWP, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn is $100.  The SWP may be terminated or modified by the Fund at any time.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves a redemption of Fund shares, and may result in a taxable capital gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the distributions credited to your account, the account ultimately may be depleted.  To establish the SWP, please call 877-SNOWFND (877-766-9363) for additional information.

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The Fund’s Right to Redeem an Account.  The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV or for market reasons.  The Fund will provide a shareholder with written notice 30 calendar days prior to redeeming the shareholder’s account.  Redemption of a shareholder’s account by the Fund may result in a capital gain or loss for federal income tax purposes.

Exchanging or Converting Shares

Exchanging Shares.  You may exchange all or a portion of your investment from one Fund to another Snow Capital Fund within the same class.  Any new account established through an exchange will be subject to the minimum investment requirements described above under “How to Purchase Shares,” unless the account qualifies for a waiver of the initial investment requirement.  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  An exchange is considered to be a redemption of shares for federal income tax purposes on which you may realize a taxable capital gain or loss.  A $5 fee will be applied to all exchanges of Fund shares requested by telephone.

Converting Shares.  Subject to meeting the minimum investment amount for Institutional Class shares, investors currently holding Class A shares may convert to Institutional Class shares of the same Fund in fee based programs sponsored by a financial intermediary, without incurring tax consequences and/or redemption fees.

Call the Fund (toll-free) at 877-SNOWFND (877-766-9363) to learn more about exchanges.

Short Term Trading and Redemption Fees
Redemptions of short-term holdings may create missed opportunity costs for the Fund, as the Adviser may be unable to take or maintain positions in securities that employ certain strategies that require a longer period of time to achieve anticipated results.  For these reasons, the Fund will assess a 0.50% fee on the redemption or exchange of Fund shares held for 30 days or less.  The Funds will use the FIFO method to determine the 30-day holding period.  Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account.  If this holding period is 30 days or less, the redemption fee will be assessed.  The redemption fee will be applied on redemptions of each investment made by shareholder that does not remain in the Fund for a 30-day period from the date of purchase.

The Fund applies redemption fees uniformly, except that as of the date of this Prospectus, the following shares of the Fund will not be subject to redemption fees:

•	shares purchased through reinvested distributions (investment company taxable income and net capital gain);
•	shares redeemed under the SWP;
•	shares purchased pursuant to the AIP and systematic exchanges (when an exchange vehicle is available);
•	shares redeemed by retirement plan participants due to:
o	death distributions;

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o	employment termination withdrawals;
o	Qualified Domestic Relations Order (“QDROs”); or
o	retirement plan termination or restructuring;
•	shares redeemed upon death of a shareholder;
•	shares redeemed by the Fund;
•	shares redeemed due to reallocation by a third party to conform to an investment model;
•	shares redeemed to return an excess contribution in an IRA account; and
•
shares redeemed from wrap programs that have been approved by the Adviser.  (Such accounts must be identified upon establishment or shortly thereafter.  Redemption fees assessed before such identification is made and approval given will not be refunded.  The Adviser reserves the right to refuse an exemption request if it deems that such an exemption would unduly harm the shareholders of the Fund or for any other reason.)

Although the Fund has the goal of applying this redemption fee to most redemptions of shares held for 30 days or less, the Fund may not always be able to track short-term trading effected through financial intermediaries in non-disclosed or omnibus accounts.  While the Fund has entered into information sharing agreements with such financial intermediaries as described under the section entitled “Tools to Combat Frequent Transactions,” below, which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to them from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries.  In addition, because the Fund is required to rely on information from the financial intermediary as to the applicable redemption fee, the Fund cannot ensure that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies.  The Fund also reserves the right to waive the redemption fee, subject to its sole discretion, in instances deemed by the Adviser not to be disadvantageous to the Fund or its shareholders and which do not indicate market timing strategies.

The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 60 days’ prior written notice of any material changes, unless otherwise provided by law.  The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Tools to Combat Frequent Transactions
The Fund is intended for long-term investors.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders.  The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include, among other things, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Fund seeks to exercise its judgment in implementing these tools to the best of their ability in a manner that they believe is consistent with shareholder interests.  Except as noted herein, the Fund will apply all restrictions uniformly in all applicable cases.

Monitoring Trading Practices.  The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders.  The Fund uses a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by the Fund in its sole discretion.  To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice.  The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

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Fair Value Pricing.  The Fund employs fair value pricing selectively to ensure greater accuracy in their daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  There can be no assurance that the Fund will obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its NAV per share.  More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Share Price.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading.  However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to its customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to them from Authorized Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed or omnibus accounts may be limited.

Other Fund Policies

Telephone Transactions.  If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed previously in the “How to Purchase Shares” section.

Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m. Eastern time).  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE.  The Fund is not responsible for delays due to communications or transmission outages.

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Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;
•	the name in which your account is registered; or
•	the Social Security or taxpayer identification number under which the account is registered.

Redemption in Kind.  The Fund generally pays redemption proceeds in cash.  However, the Trust has filed a notice of election under Rule 18f-1 under the 1940 Act with the SEC, under which the Trust has reserved the right to redeem in kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a market value equal to the redemption price.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges when converting the securities to cash.  These securities paid in kind remain subject to general market risks until sold.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions paid in cash.  In addition, sales of such in kind securities may generate taxable gains.

Policies of Other Financial Intermediaries.  An Authorized Intermediary may establish policies that differ from those of the Fund.  For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Please contact your Authorized Intermediary for details.

Closure of the Fund.  The Adviser retains the right to close the Fund (or partially close the Fund) to new purchases if it is determined to be in the best interest of shareholders.  Based on market and Fund conditions, the Adviser may decide to close the Fund to new investors, all investors or certain classes of investors (such as Fund supermarkets) at any time.  If the Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding.  In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 877-SNOWFND (877-766-9363) to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Inactive Accounts.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  If the Fund is unable to locate an investor, then they will determine whether the investor’s account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

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Distribution of Fund Shares

The Distributor
Quasar Distributors, LLC (the “Distributor”) is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the Fund.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Fund are offered on a continuous basis.

Payments to Financial Intermediaries
The Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for recordkeeping, sub-administration, sub-accounting, sub-transfer agency and other shareholder services (collectively, “sub-TA services”) associated with shareholders whose shares are held of record in omnibus and networked, other group accounts or accounts traded through registered securities clearing agents in lieu of the transfer agent providing such services.  An “omnibus account” is a single account in the Fund that contains the combined investment for all of a financial intermediary’s customers.  These financial intermediaries provide shareholder recordkeeping and servicing to their individual customers who are beneficial owners of the Fund via these omnibus accounts.  These payments, commonly known as “sub-transfer agency fees,” made by the Fund to such financial intermediaries for the shareholder recordkeeping and servicing they provide to their individual customers who are indirect Fund shareholders approximate the fees that would be paid by the Fund to its transfer agent for maintaining and servicing these accounts if the financial intermediaries’ customers were instead direct shareholders of the Fund.

The Adviser, out of its own resources and legitimate profits, and without additional cost to the Fund or its shareholders, may provide additional cash payments to certain intermediaries.  Such payments and compensation are in addition to service fees paid by the Fund, if any.  These payments, sometimes referred to as revenue sharing, are in addition to Rule 12b-1 fees and sub-TA fees paid by the Fund, if any.  Revenue sharing payments may be made to intermediaries for sub-TA services or distribution-related services, such as marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.  From time to time, and in accordance with applicable rules and regulations, the Adviser may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders.

Distributions and Taxes

Distributions
The Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December.  The Fund may make additional distributions if it deems them desirable at another time during any year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write or call the Transfer Agent in advance of the payment date of the distribution.  However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the written request.

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If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Federal Income Tax Consequences
Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain, and net gain from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income (for non-corporate shareholders, currently taxable at a maximum federal income tax rate of 39.6%).  For non-corporate shareholders, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to net long-term capital gain, if certain holding period requirements have been satisfied the shareholder.  For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements with respect to its shares.  To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.

Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain (for non-corporate shareholders, currently taxable at a maximum federal income tax rate of 20%) regardless of the length of time that a shareholder has owned Fund shares.  Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

You will be taxed in the same manner whether you receive your distributions (whether of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%.  The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax.  In addition, any capital gain realized by a shareholder upon the sale, exchange or redemption of Fund shares is includable in investment income for purposes of this NII tax.

Shareholders that sell, redeem or exchange shares generally will have a capital gain or loss from the sale, or redemption or exchange.  The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, redemption or exchange (including in-kind redemptions) and how long the shares were held by a shareholder.  Gain or loss realized upon a sale, redemption or exchange of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss.  Any loss arising from the sale, redemption or exchange of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, redeeming or exchanging other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

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If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock and securities in foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that would enable the Fund’s shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any income taxes paid by the Fund to foreign countries and U.S. possessions.  Please see the SAI for additional information regarding the foreign tax credit.

The Fund is required to report to certain shareholders and the IRS and you the cost basis of Fund shares acquired on or after January 1, 2012, when those shareholders sell, redeem or exchange those Fund shares.  The Fund will determine cost basis using the high cost method unless you elect in writing any alternate IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders.  Distributions made by the Fund may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal period ended February 28, 2014 and the fiscal years ended February 28, 2015 and February 29, 2016.  The financial information presented for each applicable period is that of the Predecessor Fund.  The Fund is the accounting successor to the Predecessor Fund as a result of the reorganization of the Predecessor Fund into the Fund on […], 2016.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in shares of the Fund over the period presented (assuming reinvestment of all dividends and distributions).  Past performance does not guarantee future results.  The performance data quoted represents past performance and current returns may be lower or higher.

The information for all periods has been audited by Sanville & Company, the independent registered public accounting firm for the Predecessor Fund (the “Predecessor Accounting Firm”), which is a different firm from the independent registered public accounting firm for the Fund.  The reports of the Predecessor Accounting Firm, along with the Predecessor Fund’s financial statements (which have been adopted by the Fund), are included in the annual reports of the Predecessor Fund, which are available free of charge, upon request by calling toll-free, 877-SNOWFND (877-766-9363).
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Dividend Plus Fund – Class A
Per Share Data for a Share Outstanding Throughout Each Period

	For the Year Ended		For the Period Ended
	February 29, 2016	February 28, 2015	February 28, 2014(a)

Net Asset Value, Beginning of Period	$21.54	$22.19	$20.00

Investment Operations:
Net investment income	0.45	0.48	0.36
Net realized and unrealized gain (loss) on investments	(4.92)	1.88	4.09
Total from investment operations	(4.47)	2.36	4.45

Distributions:
From net investment income	(0.45)	(0.45)	(0.37)
From net realized capital gains	—	(2.56)	(1.89)
Total distributions	(0.45)	(3.01)	(2.26)

Net Asset Value, End of Period	$16.62	$21.54	$22.19

Total Return(b)	(20.87)%	10.90%	22.36	%(c)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$11	$14	$12

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	20.72%	17.14%	18.29	%(d)
After fees waived and expenses absorbed	1.25%	1.25%	1.25	%(d)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(16.84)%	(13.82)%	(15.25	)%(d)
After fees waived and expenses absorbed	2.64%	2.07%	1.80	%(d)

Portfolio turnover rate	66.54%	83.58%	73.96	%(c)

(a)	The Fund commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

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Dividend Plus Fund – Institutional Class
Per Share Data for a Share Outstanding Throughout Each Period

	For the Year Ended		For the Period Ended
	February 29, 2016	February 28, 2015	February 28, 2014(a)

Net Asset Value, Beginning of Period	$21.55	$22.19	$20.00

Investment Operations:
Net investment income	0.50	0.54	0.42
Net realized and unrealized gain (loss) on investments	(4.93)	1.89	4.08
Total from investment operations	(4.43)	2.43	4.50

Distributions:
From net investment income	(0.49)	(0.51)	(0.42)
From net realized capital gains	—	(2.56)	(1.89)
Total distributions	(0.49)	(3.07)	(2.31)

Net Asset Value, End of Period	$16.63	$21.55	$22.19

Total Return(b)	(20.67)%	11.21%	22.61	%(c)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$260	$327	$294

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	20.47%	16.89%	18.05	%(d)
After fees waived and expenses absorbed	1.00%	1.00%	1.00	%(d)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(16.59)%	(13.57)%	(15.00	)%(d)
After fees waived and expenses absorbed	2.89%	2.32%	2.05	%(d)

Portfolio turnover rate	66.54%	83.58%	73.96	%(c)

(a)	The Fund commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

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PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and/or
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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Investment Adviser
Snow Capital Management L.P.
2000 Georgetowne Drive, Suite 200
Sewickley, Pennsylvania 15143

Independent Registered Public Accounting Firm
[…]
[…]
[…]

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

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Snow Capital Dividend Plus Fund
A series of Trust for Professional Managers

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings.  The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 877-SNOWFND (877-766-9363), by visiting the Fund’s website at www.snowfunds.com, or by writing to:

Snow Capital Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You can review and copy information, including the Fund’s shareholder reports and SAI, at the SEC’s Public Reference Room in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551‑8090.  Shareholder reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov, or
•	for a fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520, or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811‑10401)

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The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information

[…], 2016

Snow Capital Dividend Plus Fund
Class A Shares (Ticker Symbol: SDPAX)
Class I Shares (Ticker Symbol: SDPIX)

This Statement of Additional Information (“SAI”) provides general information about the Snow Capital Dividend Plus Fund (“Dividend Plus Fund” or the “Fund”), a series of Trust for Professional Managers (the “Trust”).  This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated […], 2016 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference.

The Fund previously operated as a series of 360 Funds.  On […], 2016, the Board of Trustees of 360 Funds approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of the Fund’s predecessor fund of the same name within the 360 Funds (the “Predecessor Fund”).  The Predecessor Fund’s audited financial statements for the fiscal year ended February 29, 2016 are incorporated herein by reference from the Predecessor Fund’s 2016 Annual Report to Shareholders.  To obtain a free copy of the Prospectus and/or the Predecessor Fund’s 2016 Annual Report to Shareholders, please write or call (toll-free) the Fund at the address or telephone number below, or visit the Fund’s website at www.snowfunds.com:

Snow Capital Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
877-SNOWFND (877-766-9363)

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The Trust
The Trust is a Delaware statutory trust organized on May 29, 2001, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  The Fund is one series, or mutual fund, formed by the Trust.  The Fund is a diversified series and has its own investment objective and policies.  As of the date of this SAI, shares of [forty-four] other series of the Trust are offered in separate prospectuses and statements of additional information.  The Trust may start additional series and offer shares of a new fund or share class under the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares).  Interests in the Fund are represented by shares of beneficial interest each with a par value of $0.001.  Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interest of a particular series or class of shares.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class.  The Trust does not normally hold annual meetings of shareholders.  The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

With respect to the Fund, the Trust may offer more than one class of shares.  The Trust has adopted a multiple class plan pursuant to Rule 18f-3 under the 1940 Act, detailing the attributes of each share class of the Fund.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  The Fund offers two classes of shares: Class A and Institutional Class.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees.  The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected.  Additionally, in the case of any liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series or class are borne by that series or class.  Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the trustees on the basis of relative net assets, the number of shareholders or another equitable method.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.  In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Snow Capital Management L.P. (the “Adviser”) serves as the investment adviser to the Fund.  The Adviser also serves as the investment adviser to the Snow Capital Small Cap Value Fund, the Snow Capital Opportunity Fund, the Snow Capital Focused Value Fund, the Snow Capital Hedged Equity Fund, the Snow Capital Inflation Advantaged Equities Fund and the Snow Capital Mid Cap Value Fund, each a series of the Trust, which are offered in a separate Prospectus and SAI (together with the Fund, the “Snow Capital Funds”).

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Investment Policies, Strategies and Associated Risks

Investment Objective
The investment objective of the Fund is the long-term growth of capital and income.  The Fund’s investment objectives may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.  The Fund may not make any change to its investment policy of investing at least 80% of net assets in investments suggested by the Fund’s name without first changing the Fund’s name and providing shareholders with at least 60 days’ prior written notice.

Diversification
The Fund is diversified.  Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the securities of one issuer.  The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws.  The diversification of the Fund’s holdings is measured at the time the Fund purchases a security.  However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets.  If the market affects several securities held by the Fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers.  Because the Fund is diversified, the Fund is less subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified Fund under applicable federal laws.

Investment Strategies and Related Risks
There is no assurance that the Fund will achieve its investment objective.  The following discussion supplements the description of the Fund’s principal investment strategies set forth in the Prospectus.  Except for the fundamental investment restrictions listed below (see “Investment Restrictions”), the Fund’s investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees, without shareholder approval.  While the Fund is permitted to hold securities and engage in various strategies as described hereafter, they are not obligated to do so.

Whenever an investment policy or investment restriction states a maximum percentage of the Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset.  Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and investment restrictions set forth herein or in the Prospectus.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy.  If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.  Please note, however, that the guidance referenced in the first two sentences of this paragraph does not apply to the Fund’s investments in illiquid securities or the Fund’s borrowing of money.

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General Market Risks
The U.S. and international markets have experienced significant volatility in recent years.  As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties, all of which may increase the risks of investing in the securities held by the Fund.

Equity Securities
The Fund may invest in equity securities.  An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  Common stocks and preferred stocks are examples of equity securities.  Equity securities, such as common stocks, represent shares of ownership of a corporation.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

The Fund may invest in securities of companies of any size.  The risks of investing in companies in general include business failure and reliance on erroneous reports.  To the extent the Fund is invested in the equity securities of small- or medium-size companies, directly or indirectly, it will be exposed to the risks of smaller sized companies.  Small- and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies.  Furthermore, those companies often have limited product lines or services, markets, or financial resources, or are dependent on a small management group.  In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Preferred Stock
Preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Other Investment Companies
The Fund may invest its assets in shares of other investment companies, including money market funds or exchange-traded funds (“ETFs”).  The Fund may invest in other investment companies that invest in equity securities as a principal investment strategy.  As a non-principal investment strategy for the Fund, the Fund may invest in other investment companies that invest in debt securities.  The Fund’s investments in money market funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.  The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act.  Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.  Rule 12d1-3 under the 1940 Act provides that the Fund relying on Section 12(d)(1)(F) may offer or sell any securities it issues through a principal underwriter or otherwise at a public offering price not including a sales load of more than 1 1/2% of any sales charge and service fees charged do not exceed the limits set forth in FINRA Rule 2830.

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If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company.

Exchange-Traded Funds
Each share of an ETF represents an undivided ownership interest in the portfolio of securities held by that ETF.  An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities.  Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day.

Traditional ETFs attempt to achieve the same investment return as that of a particular market index.  To mirror the performance of a market index, an ETF invests either in all of the securities in a particular index in the same proportion that is represented in the index itself or in a representative sample of securities in a particular index in a proportion meant to track the performance of the entire index.  Such ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index.  Because such ETFs have operating expenses and transaction costs, while a market index does not, they typically will be unable to match the performance of the index exactly.  Alternatively, some ETFs use active investment strategies instead of tracking broad market indices and, as a result, may incur greater operating expenses and transactions costs than traditional ETFs.  Investments in ETFs are investments in other investment companies.  (See “Other Investment Companies,” above.)

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all.  Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called “creation units.”  Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit, and creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Most ETF investors, however, purchase and sell ETF shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day.  ETF investors generally must pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

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Because ETF shares are created from the securities of an underlying portfolio and can be redeemed into the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any discrepancies between the market price of the ETF’s shares in the secondary market and the NAV per share of the ETF’s portfolio, which helps to close the price gap between the two.  Of course, because of the forces of supply and demand and other market factors, there may be times when an ETF share trades at a premium or discount to its NAV.

The Fund intends to be long-term investors in ETFs and does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities, with the exception of the purchase and redemption of creation units of inverse ETFs, discussed below.  However, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s best interest to do so.  The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

The Fund will invest in ETF shares only if the ETF is registered as an investment company under the 1940 Act (see “Other Investment Companies,” above).  If an ETF in which the Fund invests ceases to be a registered investment company, the Fund will dispose of the securities of the ETF as soon as practicable while trying to maximize the return to the Fund’s shareholders.  Furthermore, in connection with its investment in ETF shares, the Fund will incur various costs.  The Fund may also realize capital gains or losses when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs.  In addition, the Fund is subject to other fees as an investor in ETFs.  Generally, those fees include, but are not limited to, director/trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the NAV of ETFs and therefore the shares representing a beneficial interest therein.

There is a risk that the underlying ETFs in which the Fund investa may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform its obligations to the ETF.  Also, because the ETFs in which the Fund may invest are each granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire NAV falls below a certain amount.

The Fund may invest in inverse ETFs.  An inverse ETF is an ETF that is constructed by using various derivatives for the purpose of profiting from a decline in the value of an underlying benchmark.  Because inverse ETFs reset each day, their performance can quickly diverge from the performance of the underlying index or benchmark.  If the Fund holds an inverse ETF for more than one day, it is possible that the Fund could suffer significant losses even if the long-term performance of the underlying index showed a gain.  Inverse ETFs may be more costly than traditional ETFs, and may be less tax-efficient than traditional ETFs, in part because daily resets can cause the ETF to realize significant short-term capital gains that may not be offset by a loss.

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Fixed-Income Securities
The Fund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.  The Fund may invest in investment grade corporate debt securities and below investment grade corporate debt securities (commonly known as “junk bonds” or “high yield bonds”).  Below investment grade debt securities include corporate high yield debt securities, zero-coupon securities, payment-in kind securities and strips.  Investment grade corporate bonds are those rated BBB or better by Standard & Poors, Rating Service (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”).  Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.  The Fund will not invest in securities that are rated below D by S&P or Moody’s.  The Fund may hold a debt security rated below D if a downgrade occurs after the security has been purchased.  The Fund may also invest in unrated debt securities.

Junk Bonds.  Junk bonds generally offer a higher current yield than that available for investment grade issues.  However, below investment grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default.  In addition, the market for below investment grade debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many below investment grade debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on below investment grade debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.  The market for below investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade debt securities, especially in a thinly traded market.  Changes by recognized rating services in their rating of a debt security may affect the value of these investments.  The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.

Corporate Debt Securities.  Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status.  Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations.  Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

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Corporate debt securities carry both credit risk and interest rate risk.  Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.  Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Zero-Coupon Securities.  Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, the holder may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income debt securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.  As a result, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements for maintaining its status as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Unrated Debt Securities.  The Fund may also invest in unrated debt securities.  Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market.  Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds.  The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Convertible Securities
The Fund may invest in convertible securities.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

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Warrants
The Fund may invest a portion of its assets in warrants.  A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Foreign Investments and Currencies
The Fund may invest in securities of foreign issuers that are not publicly traded in the United States.  The Fund may also invest in American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”), foreign securities traded on a national securities market, purchase and sell foreign currency on a spot basis and enter into forward currency contracts (see “Forward Currency Contracts,” below).

Depositary Receipts.  The Fund may invest its assets in securities of foreign issuers in the form of depositary receipts, such as ADRs and EDRs, which are securities representing securities of foreign issuers.  A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  EDRs are European receipts evidencing similar arrangements.  For purposes of the Fund’s investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

Risks of Investing in Foreign Securities.  Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

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Currency Fluctuations.  The Fund may invest in securities denominated in foreign currencies.  Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency.  Such changes will also affect the Fund’s income.  The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics.  The Adviser expects that many foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign exchanges and markets may be more volatile than those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s investments in foreign securities may be less liquid and more volatile than U.S. securities.  Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.  Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States.

Taxes.  The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs.  To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging Markets.  Some of the companies in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.  The extent to which the Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Adviser’s assessment of prevailing market, economic and other conditions.

Forward Currency Contracts.  The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates.  A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase.  Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell.  Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

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Short Sales
The Fund may engage in short sales of securities representing up to 15% of its net assets, provided the securities are fully listed on a national securities exchange.  In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security.  To complete the transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  This price may be more or less than the price at which the security was sold by the Fund.  The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale).  While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

Options, Futures and Other Strategies

General.  The Fund may use certain options (both traded on an exchange and over-the-counter (“OTC”)), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The Fund expects to generate premiums from the writing of call options.  The Fund will recognize short-term capital gains upon the expiration of an option that it has written.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term capital gain or loss.   Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses.  Due to the tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains.  Because the Fund does not have control over the exercise of the call options they write, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

The Fund’s transactions in options are subject to special and complex U.S. federal income tax provisions (including, in addition to the straddle tax rules described above, tax rules regarding constructive sales, wash sales and short sales) that may, among other things: (i) treat dividends  that  would  otherwise  constitute  qualified  dividend  income  as  non-qualified  dividend income; (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment; (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (iv) accelerate income recognition to the Fund, (v) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; and (vi) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited).

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The use of Derivative Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”).  In addition, the Fund’s ability to use Derivative Instruments will be limited by tax considerations.  In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Derivative Instruments and other similar or related techniques.  These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments or other techniques are developed.  The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objectives and permitted by the Fund’s investment limitations and applicable regulatory authorities.  The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks.  The use of Derivative Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(1)  Successful use of most Derivative Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction.  The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)  Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)  As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

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(4)  Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover.  Transactions using Derivative Instruments, other than purchased options, expose the Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (the “Custodian”), or another approved custodian, in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the American Stock and Options Exchange (“AMEX”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate its obligation under a call or put option that it had written, by purchasing an identical call or put option.  This is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option.  This is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

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Risks of Options on Securities.  Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction.  In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee.  Thus, when the Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option.  Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market.  However, there can be no assurance that such a market will exist at any particular time.  Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists.  There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.  The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices.  An index fluctuates with changes in the market values of the securities included in the index.  Options on indices give the holder the right to receive an amount of cash upon exercise of the option.  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.  Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These position limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.  When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference.  When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above.  When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls.  When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

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Risks of Options on Indices.  If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change.  If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Naked Put Options.  A naked put option is a position in which a buyer writes a put option and has no position in the underlying stock.  A naked put option may be used when the Fund expects the underlying stock to be trading above the strike price at the time of expiration.  The potential for profit is limited to the amount of premium received.  The Fund will benefit from a naked put option if the underlying stock is trading above the strike price at the time of the expiration of the put option and expires worthless.  If this occurs, the Fund will keep the entire premium.  The Fund could lose money if the price of the underlying stock went to zero.  If the put is exercised against the Fund, the Fund will receive the underlying stock.

Bull and Bear Spread Options Strategies.  Bull and bear spread options strategies are options strategies that seek maximum profit through the simultaneous purchase and sale of options, using either puts or calls, with each having the same expiration date.  In a bull spread strategy, the Fund will purchase an option at a lower strike price, and will sell at a higher strike price.  The Fund will make money from a bull spread options strategy when the price of the underlying security rises.  In a bear spread strategy, the Fund will purchase an option at a higher strike price and sell at a lower strike price.  The Fund will make money using a bear spread strategy when the price of the underlying security declines, and will lose money if the price of the underlying security rises.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If the Fund writes a call, it assumes a short futures position.  If it writes a put, it assumes a long futures position.  When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

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Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant.  When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

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Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions.  The Fund may purchase and write options in combination with each other.  For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Under the supervision of the Board of Trustees, the Fund will determine whether investments in options and futures contracts are illiquid.  The Fund is restricted to investing no more than 15% of its total assets in securities that are illiquid; that is, not readily marketable.

Investment in Privately Negotiated Options
The Fund may also invest in privately negotiated option contracts (each a “Private Option”).  Generally, an option buyer negotiates with a bank or investment bank to buy a Private Option with contract terms that are more flexible than standardized exchange traded options.  Under a Private Option contract, the buyer generally controls the length of the contract, the notional amount, and the asset or basket of securities comprising the reference portfolio that determines the value of the Private Option.

Private Options will generally have a term ranging from 12 to 60 months.  The Fund may buy Private Options that will be based on an asset or a basket of securities (the “Basket”) selected by the Adviser in accord with the Fund’s investment objective and approved by the counter-party.  The Basket may be comprised of securities that include common and preferred stock, government and private issuer debt (including convertible and non-convertible debt), options and futures contracts, limited partnership interests (including so-called “hedge funds”) and shares of registered investment companies.  During the term of a Private Option, the Adviser expects to have a limited right to modify the notional amount of the Private Option and the assets that comprise the Basket.

As with more traditional options, a Private Option will allow for the use of economic leverage without incurring risk beyond the amount of premium and related fees paid for the Private Option.  The Private Option will be structured so that it allows the Fund to benefit from an increase in the value of the Basket without owning the assets that comprise the Basket.  Upon a decline in the value of the Basket, the Fund may lose all or a portion of the premium paid for the Private Option.  The Fund’s gain or loss may be magnified by writing the Private Option with reference to a much larger notional amount of the Basket than the premium being paid by the Fund.  At no time will the Fund or its shareholders be exposed to a risk of loss in excess of the premium.

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Upon the termination or expiration of a Private Option, the Fund will be entitled to receive from the counter-party a cash payment (the “Settlement Price”), which is based on the change in value of the Basket serving as a benchmark for that Private Option.  In no event will the Fund have the right to acquire the assets that comprise the Basket.  The Settlement Price may reflect deductions for fees and an interest-equivalent amount payable to the counter-party for establishing the Private Option.  The Settlement Price will typically be payable to the Fund within a specified number of business days after termination or expiration of the Private Option.  Any Private Option that does not require payment of the Settlement Price within seven calendar days after termination or expiration or that cannot be terminated by the Fund at any time will be treated as an illiquid asset.

The counter-party will generally have the right to terminate a Private Option at any time prior to maturity.  If the Basket does not sufficiently increase in value prior to termination or expiration, the Fund may still suffer losses even though the Basket increased in value because of fees and interest-equivalent amounts payable to the counter-party or because the increase in value of the Basket has been insufficient to trigger a position settlement value.

The counter-party to each Private Option will be a bank, financial institution, or an entity that is affiliated with either a bank or a financial institution with significant experience in the field of alternative investments.  Each counter-party will be one determined by the Adviser to be creditworthy.  Neither the Adviser nor the Fund will have any control over any hedging or similar techniques used by the counter-party to attempt to ensure the counter-party’s ability to perform under each Private Option.  Likewise, neither the Adviser nor the Fund will have any claim on securities or other property, if any, which may be purchased by the counter-party in connection with the Private Option.  Should the counter-party be unable to perform its obligations under a Private Option, then the Fund could lose all or a portion of the premium and the gain, if any, relating to such Private Option.

The following examples are intended to illustrate the basic structure and the gain or loss that the Fund might realize on Private Options. Certain details of a typical Private Option have been simplified for purposes of these examples.

Example A - Hypothetical Gain

The Adviser decides to acquire an interest in the increase (or decrease) in the value of securities that reflect the Fund’s investment objective (the “Securities”).  On behalf of the Fund, the Adviser purchases a Private Option from a counter-party using a Basket established under the Private Option that is comprised of the Securities.  For example, the Fund may choose a notional amount of $150,000 and pay to the counter-party a $50,000 up-front premium for the Private Option with the Fund entitled to any increase in value of the Basket in excess of $150,000.  The counter-party may or may not decide to purchase the notional value, $150,000, of the Securities that comprise the Basket in order to hedge its obligations under the Private Option.  The Private Option is terminated after one year, at which time the value of the Index has increased to $180,000 and the Fund has paid $5,000 in fees and interest-equivalent payments.  The Settlement Price would be calculated as $180,000 (the current notional amount), less $100,000 in economic leverage, and the Fund would have a net gain of $25,000 ($180,000 less $100,000 less $50,000 less $5,000).

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Example B - Hypothetical Loss

The Adviser purchases a Private Option under the terms described above.  However, upon termination of the Private Option the value of the Basket has declined to $120,000.  The Settlement Price would be calculated as $120,000, less $100,000 in economic leverage, and the Fund would have a net loss of $35,000 ($120,000 less $100,000 less $50,000 less $5,000).

Under certain circumstances, Private Options may be deemed illiquid.  Under the supervision of the Board of Trustees, the Fund will determine whether investments in Private Options are illiquid.  The Fund is restricted to investing no more than 15% of its total assets in securities that are illiquid; that is, not readily marketable.

Mortgage-Backed Securities and Asset-Backed Securities
The Fund may invest in mortgage-backed securities and asset-backed securities.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations (“CMOs”).  Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the GNMA, FNMA, FHLMC or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, “private lenders”).

Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.  Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders.  In September 2008, at the direction of the U.S. Department of the Treasury, FNMA and FHLMC were placed into conservatorship under the FHFA.  The U.S. government also took steps to provide additional financial support to FNMA and FHLMC.  No assurance can be given that the U.S. Treasury initiatives with respect to FNMA and FHLMC will be successful.

The Fund may also invest in residential mortgage-backed securities (RMBS).  Residential mortgage loans are generally classified into three categories based on the risk profile of the borrower and the property: (i) Prime, (ii) Alternative-A (“Alt-A”), and (iii) Subprime.  Prime residential mortgage loans are extended to borrowers who represent a relatively low risk profile through a strong credit history. Subprime loans are made to borrowers who display poor credit histories and other characteristics that correlate with a higher default risk.  Alt-A loans are made to borrowers whose risk profile falls between Prime and Subprime.

Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements.  The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk and bankruptcy of the originator or any other affiliated entities and the amount and quality of any credit enhancement of the securities.  Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, over-collateralization and guarantees by third parties.

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The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors.  As a result, the yield on any mortgage- or asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.  The yield characteristics of mortgage- and asset-backed debt obligations differ from those of traditional debt obligations.  Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time.  As a result, if these debt obligations or securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity.  Conversely, if these debt obligations or securities are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity.  Mortgage-backed securities available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.  Accelerated prepayments on debt obligations or securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.  The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

While asset-backed securities may be issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms.  Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO.  Multiple class mortgage- and asset-backed securities are issued for two main reasons.  First, multiple classes may be used as a method of providing selective credit support.  This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes.  Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets.  Examples include separate trading of registered interest and principal of securities (“STRIPS”) (mortgage- and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (“IO”) and principal-only (“PO”) securities.  IO and PO mortgage-backed securities may be illiquid.  The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

Mortgage- and asset-backed securities, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future.  The Fund may invest in such mortgage- and asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.

If the Fund purchase mortgage- or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may substantially limit the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so called “subprime” mortgages.  An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities.  A mortgage pool may issue securities subject to various levels of subordination, and the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

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Structured Notes, Bonds and Debentures
The Fund may invest in structured notes, bonds and debentures.  Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment.  The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple.  Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Unit Investment Trusts
A unit investment trust, commonly referred to as a UIT, is one of three basic types of investment companies.  The other two types are mutual funds and closed-end funds. A unit investment trust is a registered investment company that buys and holds a generally fixed portfolio of stocks, bonds, or other securities.  “Units” in the trust are sold to investors (unitholders) who receive a share of principal and dividends (or interest).  A UIT has a stated date for termination that varies according to the investments held in its portfolio.  A UIT investing in long-term bonds may remain outstanding for 20 to 30 years. UITs that invest in stocks may seek to capture capital appreciation over a period of a year or a few years.  When these trusts are dissolved, proceeds from the securities are either paid to unitholders or reinvested in another trust. A UIT does not actively trade its investment portfolio.  That is, a UIT buys a relatively fixed portfolio of securities (for example, five, ten, or twenty specific stocks or bonds), and holds them with little or no change for the life of the UIT.  Because the investment portfolio of a UIT generally is fixed, investors know more or less what they are investing in for the duration of their investment. Investors will find the portfolio securities held by the UIT listed in its prospectus.

Cash or Similar Investments; Temporary Strategies
Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies as noted above.  The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions.  This may result in the Fund not achieving its investment objective during that period.

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For longer periods of time, the Fund may hold a substantial cash position.  If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested.  To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

The Fund may invest in any of the following securities and instruments:

Money Market Mutual Funds.  The Fund may invest in money market mutual funds in connection with its management of daily cash positions or as a temporary defensive measure.  Generally, money market funds seek to earn income consistent with the preservation of capital and maintenance of liquidity.  They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments.  These investments generally mature within 397 days from the date of purchase.  An investment in a money market fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.  The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.

If the Fund invests in money market mutual funds pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to money market mutual funds owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying money market mutual fund shares.  You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

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As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.  The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.  The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A‑2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the investment adviser to be of comparable quality.  These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper.  While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P or “A” or higher by Moody’s.

U.S. Government Obligations
The Fund may make short-term investments in U.S. Government obligations.  Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issuers of such entities as the Government National Mortgage Association (“GNMA”).  Of these obligations, only those of the GNMA and Treasury bills, are supported by the full faith and credit of the U.S. Treasury.

U.S. Agency Obligations
The Fund may make short-term investments in U.S. agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association.  Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury.  Others, such as those of the FNMA, are supported by only the discretionary authority of the U.S. Government to purchase the agency’s obligations.  Still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated by law to do so.  As a result, there is a risk that these entities will default on a financial obligation.  For instance, the financial obligations of FNMA and FHLMC have been placed into conservatorship until the entities are restored to a solvent financial condition.

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Assignments and Participations
The Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.

When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan.  However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in the Fund having a contractual relationship with the lending financial institution, not the borrower.  The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower.  In connection with purchasing a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation.  As a result, the Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation.  In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

The Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities.  The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.  The lack of a liquid market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”).  The majority of the Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”).  Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower.  The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower.  In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation.  As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation.  In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower.

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When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan.  However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments.  The Fund may have difficulty disposing of them because there is no liquid market for such securities.  The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower.  The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Repurchase Agreements
The Fund may invest in repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser acquires ownership of a U.S. government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser’s holding period.  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.

Reverse Repurchase Agreements
The Fund may also be involved with reverse repurchase agreements.  Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price.  A reverse repurchase agreement may be viewed as a type of borrowing by the Fund.  Reverse repurchase agreements are subject to credit risks.  In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Illiquid Securities
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable, and securities such as repurchase agreements having a maturity of longer than seven days.  Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.  In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.  The Fund will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which the Fund has valued the security.  Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a NRSRO; the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed.  The Fund will not invest more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined by the Board of Trustees to be liquid.

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Private Securities Transactions
In general, securities purchased in private transactions are legally restricted as to resale.  The Fund’s investments in private placements will be subject to a number of risks because the securities will be illiquid securities for which there is no public market.  Illiquid securities are subject to risks of potential delays in resale and uncertainty in valuation.  In addition, as noted under “Illiquid Securities” above, if at any time more than 15% of the Fund’s net assets are invested in illiquid securities, the Fund may take appropriate steps to protect the Fund’s liquidity as deemed necessary or advisable by the Fund.  In such a case, the Fund may seek to sell private securities in its portfolio prematurely at prices below what the Adviser believes to be the securities’ fair value.

Restricted Securities
Within its limitation on investment in illiquid securities and the Fund’s private investments, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.  The Fund values restricted securities under fair value procedures described above under “Illiquid Securities” and as described in the section entitled “Investing in the Fund – Determining the Fund’s Net Asset Value” of the Prospectus.

Forward Commitment & When-Issued Securities
The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

Lending of Portfolio Securities
In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Adviser has determined are creditworthy under guidelines established by the Trustees.  In determining whether the Fund will lend securities, the Adviser will consider all relevant facts and circumstances.  The Fund may not lend securities to any company affiliated with the Adviser.  Each loan of securities will be collateralized by cash, securities or letters of credit.  The Fund might experience a loss if the borrower defaults on the loan.

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The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Investment Restrictions

Fundamental Investment Restrictions
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act.  Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser: of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its objective and strategies;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.	Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than U.S. Government securities)(1);

4.	Purchase or sell real estate unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

5.	Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities;

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6.	Make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements);

7.	with respect to 75% of its total assets, invest 5% or more of its total assets, computed at the time of investment, in securities of a single issuer or hold more than 10% of the voting securities of such issuer (with the exception that these restrictions do not apply to Fund’s investments in the securities of the U.S. Government, its agencies or instrumentalities or other investment companies).

(1)	For purposes of complying with this restriction, the Fund will look through to the securities of any underlying funds.

Non-Fundamental Restrictions
The following lists the non-fundamental investment restrictions applicable to the Fund.  These restrictions can be changed by the Board of Trustees, but the change will only be effective after prior written notice is given to shareholders of the Fund.

The Fund may not:

1.	With respect to Fundamental Investment Restriction 1 above, purchase portfolio securities while outstanding borrowings exceed 5% of its assets; or

2.
Invest 15% or more of the value of its net assets, taken at the time of investment, in illiquid securities.  Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.  Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice.

Management of the Fund

Board of Trustees
The management and affairs of the Fund are supervised by the Board of Trustees.  The Board of Trustees consists of four individuals.  The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard.  The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Trustees and Officers
The Trustees and officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Age: 61	Trustee	Indefinite Term; Since August 22, 2001	[45]	Professor and Chair, Department of Accounting, Marquette University (2004-present).	Independent Trustee, USA MUTUALS (an open-end investment company with five portfolios).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 59	Trustee	Indefinite Term; Since August 22, 2001	[45]	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with five portfolios).
Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 72	Trustee	Indefinite Term; Since October 23, 2009	[45]
Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).

Independent Manager, Ramius IDF fund complex (two closed-end investment companies); Independent Trustee, Gottex Trust (an open-end investment company with one portfolio); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010-2015).

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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	[45]	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with five portfolios).
John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 42	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Anita M. Zagrodnik 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2014	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (January 2014- present); CCO (2003-2013) and Senior Vice President, Ariel Investments, LLC (2010-2013).	N/A
Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Secretary	Indefinite Term; Since May 29, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (April 2012-present); Research Associate, Vista360, LLC (May 2010-April 2012).	N/A

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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Assistant Treasurer	Indefinite Term; Since July 21, 2011	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Assistant Treasurer	Indefinite Term; Since January 22, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A
Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Officer, U.S. Bancorp Fund Services, LLC (2011-present).	N/A
Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Officer, U.S. Bancorp Fund Services, LLC (2010-present).	N/A
*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Role of the Board
The Board provides oversight of the management and operations of the Trust.  Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Distributor, administrator, custodian, and transfer agent, each of whom are discussed in greater detail in this SAI.  The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, administrator, custodian and transfer agent.  The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations.  The Board has appointed a CCO who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review.  Some of these reports are provided as part of formal “Board Meetings,” which are held five times per year, in person, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations.  From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

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Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  The Board of Trustees is comprised of three Independent Trustees – Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel – and one Interested Trustee – Mr. Joseph C. Neuberger.  Accordingly, 75% of the members of the Board are Independent Trustees, Trustees who are not affiliated with the Adviser or its affiliates, or any other investment adviser or other service provider to the Trust or any underlying fund.  The Board of Trustees has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail under “Board Committees” below.  Each of the Audit Committee and the Nominating Committee is comprised entirely of Independent Trustees.  The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Trust’s Chairperson, Mr. Neuberger, is an “interested person” of the Trust, as defined by the 1940 Act, by virtue of the fact that he is an interested person of the Distributor, which acts as principal underwriter to the Fund and to many of the Trust’s underlying funds.  Mr. Neuberger also serves as Executive Vice President of U.S. Bancorp Fund Services, LLC, the Fund’s administrator (the “Administrator” or “USBFS”).  The Trust has not appointed a lead Independent Trustee.

In accordance with the fund governance standards prescribed under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions.  Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.

The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee.  In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below.  Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers.  Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways.  For example, the Chief Compliance Officer regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks.  In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

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Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to his continued service as Trustee of the Trust in light of the Trust’s business and structure.  The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them.  Certain of these business and professional experiences are set forth in detail in the table above.  In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee.  The information provided below, and in the table above, is not all-inclusive.  Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.  In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Michael D. Akers, Ph.D., CPA.  Dr. Akers has served as an Independent Trustee of the Trust since 2001.  Dr. Akers has also served as an independent trustee of USA Mutuals, an open-end investment company, since 2001.  Dr. Akers has been a Professor and Chair of the Department of Accounting of Marquette University since 2004, and was Associate Professor of Accounting of Marquette University from 1996 to 2004.  Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant.  Through his experience as a trustee of mutual funds and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.

Gary A. Drska.  Mr. Drska has served as an Independent Trustee of the Trust since 2001.  Mr. Drska has also served as an independent trustee of USA Mutuals since 2001.  Mr. Drska has served as a Pilot of Frontier/Midwest Airlines, Inc., an airline company, since 1986.  Through his experience as a trustee of mutual funds, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.

Joseph C. Neuberger.  Mr. Neuberger has served as an Interested Trustee of the Trust since 2001.  Mr. Neuberger has also served as a trustee of USA Mutuals since 2001 and Buffalo Funds, an open-end investment company, since 2003.  Mr. Neuberger has served as Executive Vice President of the Administrator, a multi-service line service provider to mutual funds, since 1994.  Through his experience as a trustee of mutual funds and his employment experience, Mr. Neuberger is experienced with financial, accounting, regulatory and investment matters.

Jonas B. Siegel, CPA.  Mr. Siegel has served as a Trustee of the Trust since 2009.  Since 2011, Mr. Siegel has also served as an Independent Manager of the Ramius IDF fund complex, which is composed of two closed-end investment companies.  Since 2013, Mr. Siegel has served as an independent trustee of Gottex Trust, an open-end investment company.  Mr. Siegel previously served as a trustee of the Gottex Multi-Asset Endowment fund complex from 2010 to 2015, and as a trustee of the Gottex Multi-Alternatives fund complex from 2010 to 2015, each of which is composed of three closed-end investment companies.  He also served as the Managing Director, CAO and CCO of Granite Capital International Group, LP, an investment management firm, from 1994 to 2011, as Vice President, Secretary, Treasurer and CCO of Granum Series Trust, an open-end investment company, from 1997 to 2007, and as President, CAO and CCO of Granum Securities, LLC, a broker-dealer, from 1997 to 2007.  Mr. Siegel is a certified public accountant.  Through his experience as a trustee of mutual funds and his employment experience, Mr. Siegel is experienced with financial, accounting, regulatory and investment matters.

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Trustee Ownership of Fund Shares
As of the date of this SAI, no Trustee of the Trust beneficially owned shares of the Fund or any other series of the Trust.

Furthermore, as of the date of this SAI, neither the Trustees who are not “interested” persons of the Fund, nor members of their immediate families, own securities beneficially, or of record, in the Adviser, the Distributor or any of their affiliates.  During the past two years ended December 31, 2015, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate families, have had a direct or indirect interest, the value of which exceeds $120,000 in: (i) the Adviser, the Distributor or any of their affiliates, or (ii) any transaction or relationship in which any such entity, the Fund, any officer of the Fund, or any of their affiliates was a party.

Board Committees

Audit Committee.  The Trust has an Audit Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel.  The Audit Committee reviews financial statements and other audit-related matters for the Fund.  The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence.  Dr. Akers serves as the Audit Committee chairman and serves as the Audit Committee’s “audit committee financial expert,” as stated in the annual reports relating to the series of the Trust.  During the past fiscal year, the Audit Committee did not meet with respect to the Fund.

Nominating Committee.  The Trust has a Nominating Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska and Mr. Jonas B. Siegel.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.  As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws.  In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the Secretary of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees.  The Nominating Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.  During the past fiscal year, the Nominating Committee did not meet with respect to the Fund.

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Valuation Committee.  The Trust has a Valuation Committee.  The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board.  The Valuation Committee is currently composed of Mr. John Buckel, Ms. Jennifer Lima and Mr. Jesse Schmitting, who each serve as an officer of the Trust.  The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.  During the past fiscal year, the Valuation Committee did not meet with respect to the Fund.

Trustee Compensation
The Independent Trustees receive from the Trust a retainer fee of $50,000 per year, $2,500 for each in-person Board meeting attended and $1,000 for each telephonic Board meeting attended, as well as reimbursement for expenses incurred in connection with attendance at meetings1.  Members of the Audit Committee receive $1,500 for each meeting of the Audit Committee attended.  The chairman of the Audit Committee receives an annual retainer of $2,500.  Interested Trustees of the Trust do not receive any compensation for their service as Trustee.  Because the Fund has recently commenced operations, the following compensation represents estimates for the fiscal year ending February 28, 2017:

Name of Person/Position	Aggregate Compensation from the Fund[1]	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Trust[2] Paid to Trustees
Dr. Michael D. Akers, Independent Trustee(3)(4)	$[…]	None	None	$[…]
Gary A. Drska, Independent Trustee(3)	$[…]	None	None	$[…]
Jonas B. Siegel, Independent Trustee(3)	$[…]	None	None	$[…]
Joseph C. Neuberger, Interested Trustee	None	None	None	None
[1]	Trustees’ fees and expenses are allocated among the Fund and the other series comprising the Trust.
[2]	There are currently [forty-four] other portfolios comprising the Trust.
[3]	Audit Committee member.
[4]	Audit Committee chairman.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  A controlling person possesses the ability to control the outcome of matters submitted for a shareholder vote by the Fund.  As of the date of this SAI, the Adviser owns all of the outstanding shares of the Fund.

Investment Adviser
As stated in the Prospectus, investment advisory services are provided to the Fund by the Adviser, Snow Capital Management L.P., pursuant to an investment advisory agreement (the “Advisory Agreement”).  As of the date of this SAI, Mr. Richard Snow, Snow Capital Management Holdings, LP and Snow Capital Management, Inc. are control persons of the Adviser by virtue of their [52]% ownership interest in the voting stock of the Adviser.

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After an initial two year period, the Advisory Agreement continues in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund; and (ii) the vote of a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser when authorized either by: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust.  The Advisory Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly, based on a rate of the Fund’s average daily net assets as specified in the table below.  However, the Adviser may voluntarily agree to waive a portion of the fees payable to it by the Fund on a month‑to‑month basis, including additional fees above and beyond any contractual agreement the Adviser may have to waive fees and/or reimburse Fund expenses.

Fund	Management Fee (as a percentage of average daily net assets)
Dividend Plus Fund	0.75%

The tables below set forth, for the fiscal periods ended February 29, 2016 and February 28, 2015 and 2014, the advisory fees accrued by the Predecessor Fund under their prior investment advisory agreement with the Adviser, the amount of the advisory fees and Fund operating expenses waived or reimbursed by the Adviser, and the total advisory fees paid by the Predecessor Fund to the Adviser under their prior investment advisory agreement:

Dividend Plus Fund
Fiscal Year Ended	Advisory Fee	Waiver	Advisory Fee after Waiver
February 29, 2016	$2,291	($2,291)	$0
February 28, 2015	$2,445	($2,445)	$0
February 28, 2014(1)	$1,912	($1,912)	$0
(1)	The Predecessor Fund commenced operations on March 28, 2013.

Fund Expenses.  The Fund is responsible for its own operating expenses.  The Adviser has agreed to waive its management fees payable to it by the Fund and/or to reimburse Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expenses or short positions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) to the limit set forth in the Fees and Expenses Table of the Prospectus.  Any such reimbursements made by the Adviser of its management fees or payment of expenses that are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed only for management fee waivers and expense payments made in the previous three fiscal years from the date the expense was incurred.  Any such reimbursement is also contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

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Portfolio Managers

As stated in the Prospectus, Mr. Nathan T. Snyder, Mr. Simon C. Rosenberg and Ms. Anne S. Wickland are the Portfolio Managers for the Fund (the “Portfolio Managers”).

The table below identifies, for each Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.  Asset amounts are approximate as of […], 2016, and have been rounded.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)

Nathan T. Snyder
Other Registered Investment Companies	[…]	$[…]	[…]	$[…]
Other Pooled Investment Vehicles	[…]	$[…]	[…]	$[…]
Other Accounts	[…]	$[…]	[…]	$[…]

Simon C. Rosenberg
Other Registered Investment Companies	[…]	$[…]	[…]	$[…]
Other Pooled Investment Vehicles	[…]	$[…]	[…]	$[…]
Other Accounts	[…]	$[…]	[…]	$[…]

Anne S. Wickland
Other Registered Investment Companies	[…]	$[…]	[…]	$[…]
Other Pooled Investment Vehicles	[…]	$[…]	[…]	$[…]
Other Accounts	[…]	$[…]	[…]	$[…]

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The Adviser also serves as the investment adviser to various privately managed accounts, some of which may have a similar investment strategy to that of the Fund, which could create certain conflicts of interest with respect to timing and allocation of transactions.  All portfolio transactions will be implemented according to the Adviser’s trade allocation policies.  These policies, among other things, ensure that trades are allocated in a manner that fulfills the Adviser’s fiduciary duty to each advisory client, and is fair and nondiscriminatory.

Each of the Portfolio Managers receives compensation in the form of a fixed salary.  The Portfolio Managers are also eligible for a bonus, which is based on the overall profitability of the Adviser.  Additionally, the Portfolio Managers may receive equity dividends from their ownership in the Adviser.  The Portfolio Managers are eligible to participate in the Adviser’s retirement plan under the same guidelines and criteria established for all employees of the Adviser.

As of […], 2016, none of the Portfolio Managers beneficially owned any shares of the Fund.

Service Providers

Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to an administration agreement between the Trust and the U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, the Administrator will act as administrator for the Fund.  The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  The Administrator also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements.  For its administration and fund accounting services, the Administrator receives from the Fund a combined fee computed daily and payable monthly based on the Fund’s average net assets at the rate of […]% of average net assets on the first $[…] million, […]% of average net assets on the next $[…] million, and […]% on the balance, all subject to an annual minimum fee of $[…].

For the fiscal periods indicated below, the Predecessor Fund paid the following fees to M3Sixty, the Predecessor Fund’s prior administrator:

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Dividend Plus Fund
Fiscal Period Ended	Administration Fee
February 29, 2016	$26,694
February 28, 2015	$25,209
February 28, 2014(1)	$22,802
(1)	The Predecessor Fund commenced operations on March 28, 2013.

Custodian
U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, LLC, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian charges fees on a transactional basis plus out‑of‑pocket expenses.  The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.  The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.

Legal Counsel
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, acts as legal counsel to the Fund.

Independent Registered Public Accounting Firm
[…] serves as the independent registered public accounting firm of the Fund.

Distribution and Servicing of Fund Shares
The Trust has entered into a distribution agreement (the “Distribution Agreement”) with the Distributor, 615 East Michigan Street, Milwaukee, WI 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  The offering of the Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis.  The Distributor, Administrator and Custodian are affiliated companies.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement has an initial term of two years and will continue in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by the vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act).  The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

During the last fiscal year, the distributor of the Predecessor Funds received the following net underwriting commissions on the sale of the Fund’s shares:

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Name of Principal Underwriter	Net Underwriting Commissions and Discounts	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Matrix Capital Group, Inc.(1)	$0	$0	$0	$0

(1)	The principal underwriter of the Predecessor fund

Distribution (Rule 12b-1) and Shareholder Servicing Plan
The Trust has adopted a distribution plan pursuant to Rule 12b‑1 under the 1940 Act (the “Distribution Plan”) on behalf of the Fund.  Under the Distribution Plan, the Fund pays a fee to the Fund’s distributor for distribution and shareholder services (the “Distribution Fee”) for Class A shares at an annual rate of 0.25% of the Fund’s average daily net asset value.  The Rule 12b-1 distribution fee and shareholder servicing fees are discussed in greater detail below.  The Distribution Plan provides that Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services.  Institutional Class shares are not subject to a Distribution Fee.

The Distribution Fee is payable to Distributor regardless of the distribution-related expenses actually incurred.  Because the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan.  For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Trustees, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, cast in person at a meeting called for that purpose.  It is also required that the trustees who are not “interested persons” of the Fund, select and nominate all other trustees who are not “interested persons” of the Fund.  The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund’s shares outstanding.  All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distribution Plan requires that Distributor provide to the Board of Trustees, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan.  The Distributor is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Distribution Plan should be continued.  With the exception of the Adviser, no “interested person” of the Fund, as defined in the 1940 Act, and no Qualified Trustee of the Fund has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.

As noted above, the Distribution Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services).  The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries.  These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals.  In addition to the ongoing asset-based fees paid to these financial intermediaries under the  Distribution Plan, the Fund may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees.  In addition, the Fund may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

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To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund.  In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge.  In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares.  In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

Rule 12b-1 Distribution Fee
The Distributor may use the Rule 12b-1 distribution fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

No payments were made under the distribution plan for any of the Predecessor fund for the fiscal year ended February 29, 2016.

Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere.  Dealers usually act as principal for their own accounts.  Purchases from dealers will include a spread between the bid and the asked price.  If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services in addition to execution services.  The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

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While it is the Adviser’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund may or may not be made independently from those of other client accounts.  In certain instances, investment decisions will be made similar to other accounts managed.  In the case where the Fund uses similar strategies, applicable procedures will be taken to ensure trading allocations will be handled fairly and abide by all appropriate rules and regulations.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts.  In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for such Fund.  Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

The Fund is required to identify any securities of their “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year.  The following table lists such securities that the Predecessor Fund had acquired as of February 29, 2016:

Fund	Securities	Value of Holding
[…]	[…]	$[…]

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The Fund is also required to identify any brokerage transactions during their most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.  The following table shows the amount of any such transactions and related commissions paid for research services for the fiscal year ended February 29, 2016:

Fund	Commissions	Transactions
Dividend Plus Fund	$[…]	$[…]

The following table shows the amounts paid by the Predecessor Fund in brokerage commissions for the fiscal periods ended February 29, 2016 and February 28, 2015 and 2014:

Brokerage Commissions Paid During Fiscal Periods Ended:
Fund	2016	2015	2014(1)
Dividend Plus Fund	$179	$228	$244
(1)	The Predecessor fund commenced operations on March 28, 2013.

Portfolio Turnover
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to above-average transaction and brokerage commission costs and may generate capital gains, including short-term capital gains taxable to shareholders as ordinary income (for non-corporate shareholders, currently taxable at a maximum federal income tax rate of 39.6%).  To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.

For the fiscal years ended February 29, 2016 and February 28, 2015, the portfolio turnover rates for the Predecessor Fund were as follows:

Portfolio Turnover Rate During Fiscal Years Ended:
Fund	2016	2015
Dividend Plus Fund	66.54%	83.58%

Code of Ethics
The Fund, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act.  These Codes of Ethics permit, subject to certain conditions, personnel of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

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Proxy Voting Procedures
The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of its investment advisory services, subject to the supervision and oversight of the Board of Trustees.  The Proxy Voting Policies of the Adviser are described below.  Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and their shareholders, taking into account the value of the Fund’s investments.

The Adviser’s Proxy Voting Guidelines
Routine proposals are those which do not change the structure, bylaws or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management.  Non-routine proposals are more likely to affect the structure and operations of the corporation and, therefore, will have a greater impact on the value of a shareholder‘s investment.  The Adviser will review each non-routine proposal on a case-by-case basis, and voting decisions will be made on the economic interest of the account.

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters.  The Adviser will review each issue on a case-by-case basis in order to determine the position that best represents the financial interest of the account.

Conflicts of Interest
The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process.  If a material conflict is identified, proxies will be voted for that company in the following manner:

•	If the Adviser’s voting guidelines indicate a vote “For” or “Against” a specific issue, the Adviser will vote in accordance with such predetermined guidelines.

•	If the guidelines do not cover an issue or indicate a “case-by-case” analysis, the Adviser will either seek the consent of clients or the written recommendation of an independent third party.

The actual voting records relating to portfolio securities of the Fund during the 12-month period ended June 30 is available without charge, upon request, by calling toll-free, 877-SNOWFND (877-766-9363) or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  Ms. Anita M. Zagrodnik has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s transfer agent (the “Transfer Agent”) have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

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As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information
The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund.  Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Disclosure Policies.  The Board of Trustees considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies, considering actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Fund.  After due consideration, the Board determined that the Fund have a legitimate business purpose for disclosing portfolio holdings to persons described in these Disclosure Policies.

Information about the Fund’s portfolio holdings will not be distributed to any third party except as described below:

•	the disclosure is required to respond to a regulatory request, court order or other legal proceedings;
•
the disclosure is to a mutual fund rating or evaluation services organization (such as Factset, Morningstar and Lipper), or statistical agency or person performing similar functions, or due diligence department of a broker-dealer or wirehouse, who has, if necessary, signed a confidentiality agreement, or is bound by applicable duties of confidentiality imposed by law, with the Fund;

•
the disclosure is made to the Fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, and who are subject to duties of confidentiality imposed by law and/or contract, such as the Adviser, the Board of Trustees, the Fund’s independent registered public accountants, regulatory authorities, counsel to the Fund or the Board of Trustees, proxy voting service providers, financial printers involved in the reporting process, the fund administrator, fund accountant, transfer agent, or custodian of the Fund;

•
the disclosure is made by the Adviser’s trading desk to broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities so that such brokers can provide the respective adviser with natural order flow;

•	the disclosure is made to institutional consultants evaluating the Fund on behalf of potential investors;
•
the disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public (e.g. portfolio information that is available on the Fund’s website at least one day prior to the disclosure); or

•	the disclosure is made pursuant to prior written approval of the CCO, or other person so authorized, is for a legitimate business purpose and is in the best interests of the Fund’s shareholders.

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For purposes of the Disclosure Policies, portfolio holdings information does not include descriptive information if that information does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.  Information excluded from the definition of portfolio holdings information generally includes, without limitation: (i) descriptions of allocations among asset classes, regions, countries or industries/sectors; (ii) aggregated data such as average or median ratios, or market capitalization, performance attributions by industry, sector or country; or (iii) aggregated risk statistics.  It is the policy of the Trust to prohibit any person or entity from receiving any direct or indirect compensation or consideration of any kind in connection with the disclosure of information about the Fund’s portfolio holdings.

The CCO must document any decisions regarding non-public disclosure of portfolio holdings and the rationale therefor.  In connection with the oversight responsibilities by the Board of Trustees, any documentation regarding decisions involving the non-public disclosure of portfolio holdings of the Fund to third parties must be provided to the full Board of Trustees or its authorized committee.  In addition, on a quarterly basis, the Board will review any disclosures of portfolio holdings outside of the permitted disclosures described above to address any conflicts between the interests of the Fund shareholders and those of the Adviser or any other Fund affiliate.

Currently, on or about the 15th calendar day of the month following a calendar quarter, the Fund provide their quarterly portfolio holdings to rating and ranking organizations, including Lipper, a Thomson Reuters company, Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation and Capital-Bridge, Inc.  In addition, within 30 days of the calendar quarter end, the Fund post to their website a list of their top ten holdings.  Portfolio holdings information posted on the Fund’s website may be separately provided to any person, at the same time that it is filed with the SEC or one day after it is first published on the Fund’s website.  Additional portfolio holdings disclosure may be approved under the Portfolio Holdings Policies by the Trust’s CCO, Treasurer or President.  Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q.  These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Any suspected breach of this policy must be reported immediately to the CCO, or to the chief compliance officer of the Adviser who is to report it to the CCO.  The Board of Trustees reserves the right to amend the Disclosure Policies at any time without prior notice in its sole discretion.

Determination of Net Asset Value
The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

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Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board of Trustees.

Securities held by the Fund and traded on securities exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked prices.  All equity securities that are not traded on a listed exchange are valued at the last sales price at the close of the over-the-counter (“OTC”) market.  If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security.

Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.  Fund securities listed on the NASDAQ Stock Market (“NASDAQ”) shall be valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Short-term debt securities and money market instruments having a maturity of less than 60 days are priced at amortized cost, unless the Adviser determines it does not approximate fair value.  Short-term debt securities and money market instruments having a maturity of greater than 60 days are valued at market price.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.
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Additional Purchase and Redemption Information
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Purchase Shares
You may purchase shares of the Fund directly from the Fund, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”).  Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged.  The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries (and their authorized designees) are authorized to accept your order on behalf of the Fund (each an “Authorized Intermediary”).  If you transmit your purchase request to an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the next calculated NAV, plus any applicable sales charge after the Financial Intermediary receives the request.  Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.

Shares are purchased at the next calculated NAV, plus any applicable sales charge, after the Transfer Agent or Authorized Intermediary receives your purchase request in good order.  In most cases, in order to receive that day’s NAV, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

The Trust reserves the right in its sole discretion: (i) to suspend the continued offering of the Fund’s shares; (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund; and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

How to Redeem Shares and Delivery of Redemption Proceeds
You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders.  Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

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Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone.  Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or their authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options.  For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners.  In acting upon telephone instructions, the Fund and their agents use procedures that are reasonably designed to ensure that such instructions are genuine.  These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  If the Transfer Agent fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions.  If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor their agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request.  For additional information, contact the Transfer Agent.

Redemption in Kind
The Fund does not intend to redeem shares in any form except cash.  The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in kind redemption requests of a certain amount.  Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the Fund in securities instead of cash.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions made in cash.

Sales Charges; Sales Charge Reductions and Waivers

Sales Charge on Class A Shares.  If you purchase Class A shares of the Fund you will pay an initial sales charge of 5.25% when you invest, unless you qualify for a reduction or waiver of the sales charge.  The sales charge for the Fund is calculated as follows:(1)

When you invest this amount	Sales Charge as a Percentage of Offering Price(2)	Sales Charge as a Percentage of Net Amount Invested(3)	Dealer Reallowance
$0-$24,999.99(4)	5.25%	5.54%	4.75%
$25,000-$49,999.99	5.00%	5.26%	4.50%
$50,000-$99,999.99	4.50%	4.71%	4.00%
$100,000-$249,999.99	3.50%	3.63%	3.00%
$250,000-$499,999.99	2.50%	2.56%	2.00%
$500,000-$749,999.99	2.00%	2.04%	1.50%
$750,000-$999,999.99	1.50%	1.52%	1.00%
$1,000,000 or more	0.00%(5)	0.00%	0.50%(6)
(1)	Class A shares are offered and sold at the next offering price, which is the sum of the NAV per share and the sales charge indicated above. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.
(2)	The underwriter concession will be paid to the Distributor.
(3)	Rounded to the nearest one-hundreth percent.
(4)	The minimum initial investment for Class A shares of the Fund is $2,500 for non-IRA accounts, and $1,000 for IRA accounts.
(5)	A 0.50% CDSC is imposed on shares purchased at the $1,000,000 breakpoint that are redeemed with 12 months of purchase.
(6)	A finder’s fee of 0.50% may be paid directly or indirectly by the Adviser to the dealer on investments of $1,000,000 or more.

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Rights of Accumulation.  A shareholder may combine a current purchase of Class A shares with other existing Class A and Class C shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases.  The applicable sales charge for the new purchase is based on the total of the shareholder’s current purchase and the current NAV of all other Class A and Class C shares owned  by the shareholder at the financial intermediary at which he/she is making the current purchase.  Shareholders may not aggregate shares held at different financial intermediaries.  If the current purchase is made directly through the Transfer Agent, only those shares held directly at the Transfer Agent may apply toward the right of accumulation.  A shareholder may aggregate shares that he or she owns and shares that are currently owned by family members including spouses, minor children or parents residing at the same address.  Shares held in the name of a nominee or custodian under pension, profit sharing or employee benefit plans may not be combined with other shares to qualify for the right of accumulation.  Shareholders must notify the Transfer Agent or their financial intermediary at the time of purchase in order for the right of accumulation to apply.  The Fund is not liable for any difference in purchase price if a shareholder fails to notify the Transfer Agent of his or her intent to exercise the right of accumulation, and the Fund reserve the right to modify or terminate this right at any time.

Reinstatement Privilege.  If you redeem Class A shares, and within 60 days purchase and register new Class A shares, you will not pay a sales charge on the new purchase amount.  The amount eligible for this privilege may not exceed the amount of your redemption proceeds.  To exercise this privilege, contact your financial intermediary.

Letter of Intent.  By signing a Letter of Intent (“LOI”) you can reduce your sales charge on Class A shares.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  The LOI will apply to all purchases of Class A shares.  Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.  Purchases resulting from the reinvestment of distributions do not apply toward fulfillment of the LOI.  Shares equal to 5.25% of the amount of the LOI will be held in escrow during the 13-month period.  If at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.

Investments of $1,000,000 or More.  There is no initial sales charge on a lump sum Class A share purchase of $1,000,000 or more, or on any purchase into a Class A account with an accumulated value of $1,000,000 or more.  However, if you have taken advantage of this waiver and redeem your shares within 12 months of purchase, there is a CDSC of 0.50% imposed on such redeemed shares.  However, the CDSC will not apply if you are otherwise entitled to a waiver of the initial sales charge as listed in “Initial Sales Charge Waivers,” below.  Also, the CDSC will not apply if you are entitled to a waiver as listed in “Contingent Deferred Sales Charge Waivers,” below.  Additionally, all redemptions of Class A shares made within 30 days of purchase are subject to a 0.50% redemption fee.

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Initial Sales Charge Waivers.  The Adviser may waive sales charges for Class A shares under certain circumstances for some investors or for certain payments.  You will not have to pay a sales charge on purchases of Class A shares if you are any of the following persons:

•	any affiliate of the Adviser or any of its or the Fund’s officers, directors, employees or retirees;
•	registered representatives of any broker-dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;
•
members of the immediate families of any of the foregoing (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);

•	fee-based registered investment advisers, financial planners, bank trust departments or registered broker-dealers who are purchasing shares on behalf of their customers;
•
financial intermediaries who have entered into agreements with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;

•
retirement (not including IRA accounts) and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Internal Revenue Code and “rabbi trusts”), for which an affiliate of the Adviser acts as trustee or administrator;

•	401(k), 403(b) and 457 plans, and profit sharing and pension plans that invest $1 million or more or have more than 100 participants;
•	current shareholders whose aggregate value of their Class A and Class C accounts exceed $1,000,000; or
•	an individual on certain accounts under investment programs managed by the Adviser.

Federal Income Tax Matters
Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Fund, as a series of the Trust, intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions.  The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and net capital gain for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.  However, neither Fund can assure that its anticipated distributions will be sufficient to eliminate all such taxes at the Fund level.  If the Fund does not qualify as a RIC and is unable to obtain relief from such failure, it would be taxed as a corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning the underlying investments through the Fund.

To qualify as a RIC, the Fund must derive at least 90% of its gross income from “good income,” which includes: (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies; (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies and (3) net income derived from interests in qualified publicly traded partnerships.  Some Fund investments may produce income that will not qualify as good income for the purposes of this annual gross income requirement.  There can be no assurance that the Fund will satisfy all requirements to be taxed as a RIC.

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The Fund will be subject to a 4% federal excise tax if it fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year; (ii) at least 98.2% of its capital gain net income for the 12‑month period ending on October 31 during such year (reduced by any net ordinary losses, but not below the Fund’s net capital gain for that period); and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

Investment company taxable income generally consists of interest, dividends, net short-term capital gain and net gain from foreign currency transactions, less expenses.  Net capital gain is the excess of the net long-term gain from the Fund’s sales or exchanges of capital assets over the net short-term loss from such sales or exchanges, taking into account any capital loss carryforward of the Fund.  The Fund may elect to defer certain losses for tax purposes.  Any future capital losses realized by the Fund in any taxable year may be carried forward indefinitely and will generally retain their character as short-term or long-term.

Distributions of investment company taxable income are taxable to shareholders as ordinary income (for non-corporate shareholders, currently taxable at a maximum federal income tax rate of 39.6%).  For non-corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may consist of “qualified dividend income” eligible for taxation at the reduced federal income tax rates applicable to long-term capital gains to the extent that the amount distributed is attributable to and reported as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares.  For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends‑received deduction to the extent such Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its shares.  The aggregate amount so reported to either non-corporate or corporate shareholders cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year.

Distributions of net capital gain are taxable as long-term capital gain regardless of the length of time shares have been held.  For non-corporate shareholders, long-term capital gain is currently taxed at a maximum federal income tax rate of 20%.  Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends‑received deduction referred to in the previous paragraph.

Distributions of investment company taxable income and net capital gain will be taxable as described above whether received in additional Fund shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.  Distributions are generally includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

Certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8% (in addition to the regular income tax).  The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax.  In addition, any capital gain realized by a shareholder upon the sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

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A sale, exchange or redemption of Fund shares, whether for cash or in kind proceeds, may result in recognition of a taxable capital gain or loss.  Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as short-term capital gain or loss.  However, any loss realized upon a sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted.  Any loss realized upon a sale, exchange or redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale, exchange or redemption.  If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale or redemption of the shares.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income, and (ii) distributions of net capital gain and the gross proceeds of a sale, exchange or redemption of Fund shares paid after December 31, 2016 to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (unless such entity is deemed compliant under the terms of an intergovernmental agreement with the United States), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items.  This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary.  You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

The Fund’s transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to such Fund, defer such Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term.  These provisions could therefore affect the character, amount and timing of distributions to shareholders.  These provisions also may require the Fund to “mark-to-market” certain positions (i.e., treat them as if they were closed out).  This “mark-to-market” requirement may cause the Fund to recognize income without receiving cash, and the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding any income and excise taxes at the Fund level.  Accordingly, the Fund may have to dispose of their investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements of the Code.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Social Security Number or taxpayer identification number and certain certifications or the Fund receives notification from the Internal Revenue Service (“IRS”) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate of 28% for U.S. residents.

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Foreign taxpayers (including nonresident aliens) are generally subject to withholding tax at a flat rate of 30% on U.S.-source income.  This withholding rate may be lower under the terms of a tax convention.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations to a particular investor.  You are urged to consult your own tax adviser.

Distributions
The Fund will receive income primarily in the form of dividends and interest earned on such Fund’s investments in securities.  This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees.  The Fund do not pay “interest” or guarantee any fixed rate of return on an investment in their shares.

The Fund also may realize capital gains or losses in connection with sales or other dispositions of its portfolio securities.  Any net gain that the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any capital loss carryforwards) will be distributed with net investment income.  If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, such Fund will generally have a net long-term capital gain.  After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital loss carryforwards) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that the shares may have been held by the shareholder.  Net capital losses realized by the Fund may be carried forward indefinitely and will generally retain their character as short-term or long-term capital losses.  For more information concerning applicable capital gains tax rates, please consult your tax adviser.

Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share.  Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated.  Shareholders have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing.  However, any such change will be effective only as to other distributions for which the record date is five or more business days after the Transfer Agent has received the written request.

Cost Basis Reporting
The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares when the shareholder sells, exchanges or redeems such shares.  This reporting requirement does not apply to shares acquired prior to January 1, 2012 or to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions and certain other entities and governmental bodies (“non-covered shares”).  The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.

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The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions.  Cost basis is used to determine whether the sale, exchange or redemption of a share results in a capital gain or loss.  If you sell, exchange or redeem covered shares during any year, then the Fund will report the gain or loss, cost basis, and holding period of such covered shares to the IRS and you on Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values.  If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold, exchanged or redeemed are deemed to be those with the longest holding period first.  Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares.  The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Financial Statements
The audited financial statements, accompanying notes and report of the Predecessor Fund’s prior independent registered public accounting firm appearing in the Predecessor Fund’s 2016 Annual Report to Shareholders, are incorporated by reference in this SAI.  Financial statements audited by the Fund’s independent registered public accounting firm will be submitted to shareholders at least annually.
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Appendix A – Ratings Definitions

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

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SPUR (Standard & Poor’s Underlying Rating)
A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it.  These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue.  Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature.  The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature.  The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols.  The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’).  With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

The analyses, including ratings, of Standard & Poor’s and its affiliates (together Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions.  Standard & Poor’s assumes no obligation to update any information following publication.  Users of ratings or other analyses should not rely on them in making any investment decision.  Standard &Poor’s opinions and analyses do not address the suitability of any security.  Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such.  While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.  Ratings and other opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s assigns qualifiers to ratings when appropriate.  This section details active qualifiers.

Standard & Poor’s uses five qualifiers that limit the scope of a rating.  The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addressed the principal portion of the obligation only.  Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information.  A qualifier appears as a suffix and is part of the rating.

1.  Federal Deposit Insurance Limit:  “L” qualifier
Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

2.  Principal Payment:  “p” qualifier
This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation.  The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest portion is not rated.

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3.  Public Information Ratings:  “pi” qualifier
Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain.  They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix.  Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

4.  Preliminary Ratings:  “prelim” qualifier
Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below.  Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation.  Standard & Poor’s reserves the right not to issue a final rating.  Moreover, if a final rating is issued, it may differ from the preliminary rating.

—	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

—	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies

—	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

—	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to obligations of these entities.’

—	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

—	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

5.  Termination Structures:  “t” qualifier
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding.

1.  Contingent upon final documentation: “*” inactive qualifier
This symbol indicated that the rating was contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.  Discontinued use in August 1998.

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2.  Termination of obligation to tender:  “c” inactive qualifier
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.  Discontinued use in January 2001.

3.  U.S. direct government securities:  “G” inactive qualifier
The letter “G” following the rating symbol when the Fund’s portfolio consists primarily of direct U.S. Government securities.

4.  Provisional Ratings:  “pr” inactive qualifier
The letters ‘pr’ indicate that the rating was provisional.  A provisional rating assumed the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

5.  Quantitative Analysis of publication information:  “q” inactive qualifier
A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information.  Discontinued use in April 2001.

6.  Extraordinary risks:  “r” inactive qualifier
The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating.  The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks.  Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Active Identifiers

1.  Unsolicited: ‘unsolicited’ and ‘u’ identifier
The ‘u’ identifier and ‘unsolicited’ designation are unsolicited credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

2.  Structured finance:  “sf” identifier
The ‘sf’ identifier shall be assigned to ratings on “structured finance instruments” when required to comply with applicable law or regulatory requirement or when Standard & Poor’s believes it appropriate. The addition of the ‘sf’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s creditworthiness.

Local Currency and Foreign Currency Ratings

Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
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Moody’s Credit Rating Definitions

Purpose
The system of rating securities was originated by John Moody in 1909.  The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which future relative creditworthiness of securities may be gauged.

Rating Symbols
Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same.  There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating
Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application was not received or accepted.

2.	The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating
The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change.  For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue.  Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen.  While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings.  Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*
Obligations carrying the same rating are not claimed to be of absolutely equal credit quality.  In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

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As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations.  For example, they have no value in forecasting the direction of future trends of market price.  Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc.  During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness.”  The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present.  Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind.  Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities.  As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications.  Reference should be made to these statements for information regarding the issuer.  Moody’s ratings are not commercial credit ratings.  In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.  Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations.  Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.

SHORT-TERM VS. LONG-TERM RATINGS

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Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings.  It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned.  Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country.  Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments.  It is not related to the rating scale of any other national market.  Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading.  Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature.  In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales.  For instance, Fitch’s National Short Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g., ‘A1+’, ‘A1’, ‘A2’ and ‘A3.’  The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.

Limitations of the National Rating Scale

Specific limitations relevant to National Rating scale include:

•	National scale ratings are only available in selected countries.
•
National scale ratings are only directly comparable with other national ratings in the same country.  There is a certain correlation between national and global ratings but there is not a precise translation between the scales.  The implied probability of default of a given national scale rating will vary over time.

•
The value of default studies for national ratings can be limited.  Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time.  As a result, a default study using only national ratings may not give an accurate picture of the historical relationship between ratings and default risk.  Users should exercise caution if they wish to infer future default probabilities for national scale ratings using the historical default experience with international ratings and mapping tables to link the national and international ratings.  As with ratings on any scale, the future will not necessarily follow the past.

•
Fitch attaches less confidence to conclusions about national scale default probabilities than for International Credit ratings.  There has not been a comprehensive global study of default history among entities with national scales to show that their ex-post default experience has been consistent with ex-ante probabilities implied.  This is due to the relatively short history of ratings in emerging markets and the restrictive relative nature of the national scales.

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The above list is not exhaustive, and is provided for the reader’s convenience.  Readers are requested to review the section Understanding Credit Ratings — Limitations and Usage for further information on the limitations of the agency’s ratings.

National Short-Term Credit Ratings

F1(xxx)
 Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country.  Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)
 Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD:  Restricted default
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

D(xxx)
 Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies.  For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category.  Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’

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LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

—	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation and the promise we impute.

—	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings

AAA
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.  The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR
This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

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Moody’s Long-Term Obligation Ratings

Long-Term Obligation Ratings
Moody’s assigns ratings to long-term and short-term financial obligations.  Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.  Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s Long-Term Rating Definitions:

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

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* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs.  Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.  Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
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Fitch’s National Long-Term Credit Ratings

AAA(xxx)
 ‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country.  This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)
 ‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country.  The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)
 ‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country.  However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)
 ‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country.  However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)
 ‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country.  Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)
 ‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country.  Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.  For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)
 ‘CCC’ National Ratings denote that default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)
 ‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx)
 ‘C’ National Ratings denote that default is imminent.

RD:  Restricted default.
“RD” ratings indicated that an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business.  This would include:
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a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

D(xxx)
 ‘D’ National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:
The ISO International country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies.  For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category.  Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’
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MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes.  Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings  beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings
While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating.  Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

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MIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2
This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3
This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.  The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
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US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS

*For SBPA-backed VRDBS. The rating transitions are higher to allow for distance to downgrade to below-investment grade due to the presence of automatic termination events in the SBPAs

Reviewed January 19, 2016

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TRUST FOR PROFESSIONAL MANAGERS
PART C

SNOW CAPITAL DIVIDEND PLUS FUND

OTHER INFORMATION

Item 28.  Exhibits.

(a)			Declaration of Trust.
	(1)	(i)
Amended and Restated Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 84 to its Registration Statement on Form N-1A with the SEC on April 18, 2008, and is incorporated by reference.

(ii)
Amended and Restated Declaration of Trust was previously filed with Registrant’s Post-Effective Amendment No. 140 to its Registration Statement on Form N-1A with the SEC on June 22, 2009, and is incorporated by reference.

(b)			Amended and Restated By-Laws.
(1)
Amended and Restated By-Laws were previously filed with Registrant’s Post-Effective Amendment No. 140 to its Registration Statement on Form N-1A with the SEC on June 22, 2009, and is incorporated by reference.

(c)			Instruments Defining Rights of Security Holders are incorporated by reference to the Declaration of Trust and Bylaws.
(d)	(1)	(i)
Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A with the SEC on April 27, 2006, and is incorporated by reference.

(ii)
Amended and Restated Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 208 to its Registration Statement on Form N-1A with the SEC on November 5, 2010, and is incorporated by reference.

(iii)
First Amendment to the Amended and Restated Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 413 to its Registration Statement on Form N-1A with the SEC on December 3, 2013, and is incorporated by reference.

		(iv)	Second Amendment to the Amended and Restated Investment Advisory Agreement — To Be Filed By Amendment.
(e)	(1)	(i)
Underwriting Agreement was previously filed with Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A with the SEC on April 27, 2006, and is incorporated by reference.

(ii)
First Amendment to the Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 438 to its Registration Statement on Form N-1A with the SEC on June 16, 2014, and is incorporated by reference.

(iii)
Second Amendment to the Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 208 to its Registration Statement on Form N-1A with the SEC on November 5, 2010, and is incorporated by reference.

(iv)
Third Amendment to the Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 208 to its Registration Statement on Form N-1A with the SEC on November 5, 2010, and is incorporated by reference.

		(v)	Fourth Amendment to the Distribution Agreement — To Be Filed By Amendment.
(f)			Bonus or Profit Sharing Contracts – Not Applicable.

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(g)	(1)	(i)	Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A with the SEC on April 27, 2006, and is incorporated by reference.
(ii)
First Amendment to the Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 208 to its Registration Statement on Form N-1A with the SEC on November 5, 2010, and is incorporated by reference.

(iii)
Second Amendment to the Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 208 to its Registration Statement on Form N-1A with the SEC on November 5, 2010, and is incorporated by reference.

		(iv)	Third Amendment to the Custody Agreement — To Be Filed By Amendment.
(h)			Other Material Contracts.
	(1)	(i)
Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A with the SEC on April 27, 2006, and is incorporated by reference.

(ii)
First Amendment to the Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 438 to its Registration Statement on Form N-1A with the SEC on June 16, 2014, and is incorporated by reference.

(iii)
Second Amendment to the Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 438 to its Registration Statement on Form N-1A with the SEC on June 16, 2014, and is incorporated by reference.

(iv)
Third Amendment to the Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 208 to its Registration Statement on Form N-1A with the SEC on November 5, 2010, and is incorporated by reference.

(v)
Fourth Amendment to the Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 208 to its Registration Statement on Form N-1A with the SEC on November 5, 2010, and is incorporated by reference.

(vi)
Fourth Amendment to the Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 438 to its Registration Statement on Form N-1A with the SEC on June 16, 2014, and is incorporated by reference.

		(vii)	Fifth Amendment to the Fund Administration Servicing Agreement — To Be Filed By Amendment.
	(2)	(i)
Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A with the SEC on April 27, 2006, and is incorporated by reference.

(ii)
First Amendment to the Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 438 to its Registration Statement on Form N-1A with the SEC on June 16, 2014, and is incorporated by reference.

(iii)
Second Amendment to the Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 208 to its Registration Statement on Form N-1A with the SEC on November 5, 2010, and is incorporated by reference.

(iv)
Third Amendment to the Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 208 to its Registration Statement on Form N-1A with the SEC on November 5, 2010, and is incorporated by reference.

		(v)	Fourth Amendment to the Transfer Agent Servicing Agreement — To Be Filed By Amendment.
	(3)	(i)
Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A with the SEC on April 27, 2006, and is incorporated by reference.

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(ii)
First Amendment to the Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 208 to its Registration Statement on Form N-1A with the SEC on November 5, 2010, and is incorporated by reference.

(iii)
Second Amendment to the Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 208 to its Registration Statement on Form N-1A with the SEC on November 5, 2010, and is incorporated by reference.

(iv)
Second Amendment to the Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 438 to its Registration Statement on Form N-1A with the SEC on June 16, 2014, and is incorporated by reference.

		(v)	Third Amendment to the Fund Accounting Servicing Agreement — To Be Filed By Amendment.
	(4)		Power of Attorney was previously filed with Registrant’s Post-Effective Amendment No. 544 to its Registration Statement on Form N-1A with the SEC on March 21, 2016, and is incorporated by reference.
	(5)	(i)
Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A with the SEC on April 28, 2006, and is incorporated by reference.

(ii)
Amended and Restated Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 208 to its Registration Statement on Form N-1A with the SEC on November 5, 2010, and is incorporated by reference.

(iii)
First Amendment to the Amended and Restated Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 413 to its Registration Statement on Form N-1A with the SEC on December 3, 2013, and is incorporated by reference.

		(iv)	Second Amendment to the Amended and Restated Operating Expense Limitation Agreement — To Be Filed By Amendment.
(i)			Legal Opinions.
(1)
Opinion and Consent of Counsel (relating to the Snow Capital Opportunity Fund) was previously filed with Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A with the SEC on April 27, 2006, and is incorporated by reference.

(2)
Opinion and Consent of Counsel (relating to the Snow Capital Small Cap Value Fund) was previously filed with Registrant’s Post-Effective Amendment No. 208 to its Registration Statement on Form N-1A with the SEC on November 5, 2010, and is incorporated by reference.

	(3)		Opinion and Consent of Counsel — To Be Filed By Amendment.
(j)			Other Opinions.
	(1)		Consent of Independent Registered Public Accounting Firm — To Be Filed By Amendment.
(k)			Omitted Financial Statements – Not Applicable.
(l)			Agreement Relating to Initial Capital.
(1)
Agreement Relating to Initial Capital was previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on December 19, 2003, and is incorporated by reference.

(m)			Rule 12b-1 Plan — To Be Filed By Amendment.
(n)			Rule 18f-3 Plan — To Be Filed By Amendment.
(o)			Reserved.
(p)			Code of Ethics.

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(1)
Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 523 to its Registration Statement on Form N-1A with the SEC on December 14, 2015, and is incorporated by reference.

(2)
Code of Ethics for Fund and Adviser was previously filed with Registrant’s Post-Effective Amendment No. 499 to its Registration Statement on Form N-1A with the SEC on June 15, 2015, and is incorporated by reference.

(3)
Code of Ethics for Principal Underwriter was previously filed with Registrant’s Post-Effective Amendment No. 430 to its Registration Statement on Form N-1A with the SEC on March 21, 2014, and is incorporated by reference.

Item 29.  Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification

Reference is made to Article X of the Registrant’s Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.  Business and Other Connections of Investment Adviser

Snow Capital Management L.P. (the “Adviser”) serves as the investment adviser for the Snow Capital Focused Value Fund, Snow Capital Hedged Equity Fund, Snow Capital Market Plus Fund, Snow Capital Inflation Advantaged Equities Fund and Snow Capital Mid Cap Value Fund (the “Funds”).  The principal business address of the Adviser is 2000 Georgetowne Drive, Suite 200, Sewickley, PA 15143.  With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”), and dated March 30, 2016.  The Adviser’s Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 32.  Principal Underwriter.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jacob Funds, Inc.
Advisors Series Trust	Jensen Portfolio, Inc.
Aegis Funds	Kirr Marbach Partners Funds, Inc.
Allied Asset Advisors Funds	LKCM Funds
Alpha Architect ETF Trust	LoCorr Investment Trust
Alpine Equity Trust	Lord Asset Management Trust
Alpine Income Trust	MainGate Trust
Alpine Series Trust	Managed Portfolio Series

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Angel Oak Funds Trust	Matrix Advisors Value Fund, Inc.
Appleton Funds	Merger Fund
Barrett Opportunity Fund, Inc.	Monetta Trust
Bridge Builder Trust	Nicholas Family of Funds, Inc.
Bridges Investment Fund, Inc.	Oaktree Funds
Brookfield Investment Funds	Permanent Portfolio Family of Funds, Inc.
Brown Advisory Funds	Perritt Funds, Inc.
Buffalo Funds	PRIMECAP Odyssey Funds
CG Funds Trust	Professionally Managed Portfolios
Compass EMP Funds Trust	Prospector Funds, Inc.
DoubleLine Funds Trust	Provident Mutual Funds, Inc.
ETF Series Solutions	Purisima Funds
Evermore Funds Trust	Rainier Investment Management Mutual Funds
FactorShares Trust	RBC Funds Trust
First American Funds, Inc.	Series Portfolio Trust
FundX Investment Trust	Stone Ridge Trust
Glenmede Fund, Inc.	Stone Ridge Trust II
Glenmede Portfolios	Stone Ridge Trust III
Greenspring Fund, Inc.	Thompson IM Funds, Inc.
Guinness Atkinson Funds	Trust for Professional Managers
Harding Loevner Funds, Inc.	Trust for Advised Portfolios
Hennessy Funds Trust	USA Mutuals
Horizon Funds	Wall Street EWM Funds Trust
Hotchkis & Wiley Funds	Westchester Capital Funds
Intrepid Capital Management Funds Trust	Wisconsin Capital Funds, Inc.
IronBridge Funds, Inc.	YCG Funds

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	Chairperson & Trustee
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner(3)	Assistant Treasurer	None

(1) This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c) Not applicable.

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Item 33.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:

Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Advisor	Snow Capital Management, L.P. 2000 Georgetowne Drive, Suite 200 Sewickley, PA 15143
Registrant’s Custodian	U.S. Bank, National Association 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202

Item 34.  Management Services.

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.  Undertakings.

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.
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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 566 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 15th day of July, 2016.

TRUST FOR PROFESSIONAL MANAGERS

By:  /s/ John P. Buckel
John P. Buckel
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 566 to its Registration Statement has been signed below on July 15, 2016, by the following persons in the capacities indicated.

Signature	Title
Joseph C. Neuberger* Joseph C. Neuberger	Chairperson and Interested Trustee
Michael D. Akers* Michael D. Akers	Independent Trustee
Gary A. Drska* Gary A. Drska	Independent Trustee
Jonas B. Siegel* Jonas B. Siegel	Independent Trustee
/s/ John P. Buckel John P. Buckel	President and Principal Executive Officer
Jennifer A. Lima* Jennifer A. Lima	Vice President, Treasurer and Principal Financial and Accounting Officer
* By:       /s/ John P. Buckel
John P. Buckel
* Attorney-in-Fact pursuant to Power of Attorney previously filed with Registrant’s Post-Effective Amendment No. 544 to its Registration Statement on Form N-1A with the SEC on March 21, 2016, and is incorporated by reference.

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